UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	PGIM Global High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2023

Date of reporting period:	1/31/2024

Item 1 – Reports to Stockholders

PGIM FIXED INCOME CLOSED-END FUNDS

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

SEMIANNUAL REPORT

JANUARY 31, 2024

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2024 were not audited and, accordingly, no auditor’s opinion is expressed on them.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2024 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Fixed Income Closed-End Funds informative and useful. The report covers performance for the six-month period ended January 31, 2024.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Fixed Income Closed-End Funds

March 15, 2024

PGIM Fixed Income Closed-End Funds 3

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price Per Share as of 1/31/24

$12.89 Net Asset Value (NAV)

$11.39 Market Price

	Total Returns as of 1/31/24	Average Annual Total Returns as of 1/31/24
	Six Months* (%)	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	7.01	9.91	4.43	4.48

Market Price	5.90	7.57	5.84	4.93

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index

	6.57	9.55	3.57	4.43

*Not annualized

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/24

Duration	4.7 years	Average Maturity	6.1 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

4 Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 1/31/24 (%)

AAA	3.2

BBB	9.6

BB	45.2

B	27.9

CCC	10.4

CC	0.4

C	0.4

Not Rated	3.1

Cash/Cash Equivalents	-0.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/24

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/24

$0.63	$0.105	11.06%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2024.

PGIM Fixed Income Closed-End Funds 5

Strategy and Performance Overview*

PGIM Global High Yield Fund, Inc.

How did the Fund perform?

•

The PGIM Global High Yield Fund, Inc.’s shares returned 5.90% based on market price and 7.01% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2024. For the same period, the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 6.57%, including reinvestment of dividends.

What were the market conditions?

•

Global high yield bond spreads tightened during the reporting period, as risk assets benefited from increasingly benign inflation data, better-than-feared corporate earnings, and the expectation that central banks would pivot to interest-rate cuts sometime in 2024. Meanwhile, the technical backdrop remained supportive due to a variety of factors, including lower new issuance, sizeable rising stars, and a growing share of below-investment-grade companies opting to issue in the private markets instead. (A rising star is a low-rated bond that could become investment grade because of improvements in the issuing company’s credit quality.)

•

In the US, spreads on the Bloomberg US High Yield 1% Issuer Constrained Index tightened by 27 basis points (bps) to end the reporting period at 345 bps. (One basis point equals 0.01%). This index posted total returns and excess returns of 6.18% and 2.82%, respectively, over the reporting period. By quality, while all ratings categories exhibited positive total returns, lower-quality (CCC-rated) bonds outperformed over the reporting period.

•

High yield gross new-issue volume increased to $31 billion in January 2024, which was the most active month for primary issuance since November 2021. Over the reporting period, issuance totaled approximately $106 billion, or just $28 billion excluding issuance that backed refinancing activity. The par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.77%, up from 2.29% at the beginning of the reporting period, according to J.P. Morgan.

•

In Europe, spreads on the Bloomberg Pan-European High Yield Index tightened by 59 bps to end the reporting period at 381 bps amid improved risk sentiment and limited net new issuance. By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated bonds outperforming as risk sentiment improved markedly.

•

In the emerging-market debt sector, high yield sovereigns and corporates posted positive returns as emerging-market assets benefited from an improving macro-economic backdrop, signs that inflation had peaked, and a likely pivot by the US Federal Reserve (the Fed). Emerging-market hard currency spreads, as measured by the JP Morgan EMBI Global Diversified Index, tightened during the reporting period, with the high yield portion of that index tightening 15 bps to end the reporting period at 672 bps.

6 Visit our website at pgim.com/investments

What worked?

•

Having more beta in the portfolio, on average, than the Index was a strong contributor to the Fund’s relative performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Overall sector allocation also contributed while security selection detracted from performance.

•

Within the North American region, an underweight relative to the Index to technology, along with overweights relative to the Index to the consumer non-cyclical and media & entertainment industries, contributed to performance.

•

In the European+ developed-markets region, overweights relative to the Index to the cable and food industries, along with an underweight relative to the Index to financials, contributed to performance.

•	Within emerging markets, overweights relative to the Index to Pakistan and the Republic of Serbia, along with an underweight relative to the Index to China, contributed to performance.

•

Overweights relative to the Index to Bellis Acquisition Company PLC (food), Jerrold FinCo PLC (financials), and Atlas LuxCo S.a.r.l. (consumer non-cyclical) were among the largest single-name contributors.

What didn’t work?

•

Within the North American region, overweights relative to the Index to the chemicals, healthcare & pharmaceuticals, and cable & satellite industries detracted from the Fund’s performance during the reporting period.

•	In the European+ developed-markets region, underweights relative to the Index to gaming and property, along with an overweight to travel & transport, detracted from performance.

•	Within emerging markets, overweights relative to the Index to Jamaica, Brazil, and Argentina detracted from performance.

•	Overweights relative to the Index to Cornerstone Chemical Co. (chemicals), Venator Materials PLC (chemicals), and Codere Finance S.A. (gaming) were among the largest single-name detractors.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage during the reporting period contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of January 31, 2024, the Fund had borrowed $145 million and was 21.6% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was 22.3%.

PGIM Fixed Income Closed-End Funds 7

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund utilized credit index derivatives to manage its overall risk profile, which had a positive impact on performance during the reporting period. In addition, the Fund traded interest rate futures, swaps, and foreign exchange derivatives, the combined impact of which was negative.

Current outlook

•

While the current state of the global economy is far from recession, PGIM Fixed Income believes numerous headwinds are not being priced into the US high yield market. The lagged effects of tighter monetary policy, tighter lending standards, and the potential for fiscal tightening are headwinds to economic growth in 2024. Shrinking savings and slowing job growth will likely impact consumer confidence and spending. Should the consumer continue to pull back, downward pressures on corporate earnings and profit margins will increase, in PGIM Fixed Income’s view.

•

The market’s anticipation of an economic soft landing and the Fed’s expected pivot have pushed US high yield spreads to their lowest levels since April 2022, and the current positive technical backdrop is likely to push spreads even tighter in the near term until supply re-emerges in mid-January. With positive technicals showing no signs of abating over the near term, PGIM Fixed Income’s short-term outlook is neutral to modestly positive. Nonetheless, the upside of 25 to 50 bps of additional spread tightening is not enough to compensate for the risk of a still-existent downside scenario in 2024, in PGIM Fixed Income’s view.

•

PGIM Fixed Income remains constructive on the total return prospects for European high yield and loans, but it is more cautious on an excess return basis. Spreads tightened significantly in 2023, as the supply of new issuance remained modest and markets priced in a lower probability of recession. While PGIM Fixed Income expects spreads to remain rangebound or tighten over the short term amid a general lack of supply, spreads appear more at risk of widening as European economies continue to slow.

•

After emerging markets suffered for almost four years under successive shocks, PGIM Fixed Income believes the headwinds from higher inflation and rates that weighed on these markets will dissipate in 2024. Spreads remain wide to historical levels in some credit segments—as well as to other spread asset classes—and are contributing to elevated yields. Although the spread tightening in 2023 brought emerging-market corporate spreads to their historical average, opportunities likely remain as they have significantly underperformed their developed-market counterparts.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not

8 Visit our website at pgim.com/investments

directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Fixed Income Closed-End Funds 9

Strategy and Performance Overview* (continued)

Benchmark Definition

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

10 Visit our website at pgim.com/investments

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price per Share as of 1/31/24

$ 13.90 Net Asset Value (NAV)

$ 12.65 Market Price

	Total Returns as of 1/31/24	Average Annual Total Returns as of 1/31/24
	Six Months* (%)	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	5.53	8.60	5.33	4.88

Market Price	7.29	7.33	7.26	5.41

Bloomberg US High Yield 1% Issuer Capped Index

	6.18	9.31	4.33	4.45

*Not annualized

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/24

Duration	4.2 years	Average Maturity	4.8 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

PGIM Fixed Income Closed-End Funds 11

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 1/31/24 (%)

AAA	5.7

A	0.3

BBB	5.7

BB	46.7

B	23.9

CCC	11.0

Not Rated	4.0

Cash/Cash Equivalents	2.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/24

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/24

$0.63	$0.105	9.96%

Yield at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2024.

12 Visit our website at pgim.com/investments

Strategy and Performance Overview*

PGIM High Yield Bond Fund, Inc.

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned 7.29% based on market price and 5.53% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2024. For the same period, the Bloomberg US High Yield 1% Issuer Capped Index (the Index) returned 6.18%.

What were the market conditions?

•

US high yield bond spreads tightened during the reporting period, as risk assets benefited from increasingly benign inflation data, better-than-feared corporate earnings, and the expectation that the US Federal Reserve (the Fed) would pivot to interest-rate cuts sometime in 2024. Meanwhile, the technical backdrop remained supportive due to a variety of factors, including lower new issuance, sizeable rising stars, and a growing share of below-investment-grade companies opting to issue in the private markets instead. (A rising star is a low-rated bond that could become investment grade because of improvements in the issuing company’s credit quality.)

•

Spreads on the Index tightened by 27 basis points (bps) to end the reporting period at 345 bps. (One basis point equals 0.01%). The Index posted total returns and excess returns of 6.18% and 2.82%, respectively, over the reporting period. By quality, while all ratings categories exhibited positive total returns, lower-quality (CCC-rated) bonds outperformed over the reporting period.

•

High yield gross new-issue volume increased to $31 billion in January 2024, which was the most active month for primary issuance since November 2021. Over the reporting period, issuance totaled approximately $106 billion, or just $28 billion excluding issuance that backed refinancing activity. The par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.77%, up from 2.29% at the beginning of the reporting period, according to J.P. Morgan.

What worked?

•

Having more beta in the portfolio, on average, than the Index was a strong contributor to the Fund’s relative performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•	While overall security selection detracted from performance during the reporting period, selection in media & entertainment, technology, and finance & insurance contributed to performance.

•

While overall sector allocation detracted from performance, overweights relative to the Index to gaming/lodging/leisure, media & entertainment, and building materials & home construction contributed to performance.

•

In individual security selection, the Fund’s overweights relative to the Index to Diamond Sports Group LLC (media & entertainment) and Intelsat S.A. (cable & satellite), along with an underweight relative to the Index to Commscope Inc. (technology) were the largest contributors to performance.

PGIM Fixed Income Closed-End Funds 13

Strategy and Performance Overview* (continued)

What didn’t work?

•	Overall security selection detracted from the Fund’s performance, with selection in telecom, chemicals, and cable & satellite detracting the most.

•	Within sector allocation, overweights relative to the Index to cable & satellite, transportation & environmental services, and chemicals detracted.

•

In individual security selection, the Fund’s overweights relative to the Index to Digicel Group (telecom), Cornerstone Chemical Co. (chemicals), and Radiate HoldCo LLC (cable & satellite) were the largest detractors from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage during the reporting period contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of January 31, 2024, the Fund had borrowed $120 million and was about 20.6% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 21.9%.

Did the Fund use derivatives?

The Fund used credit index derivatives to manage its overall risk profile, which had a positive impact on performance during the reporting period. In addition, the Fund traded interest rate futures, swaps, and foreign exchange derivatives, the combined impact of which was negative.

Current outlook

•

While the US economy remains far from a recession, PGIM Fixed Income believes numerous headwinds are not being priced into the US high yield market. The lagged effects of tighter monetary policy, tighter lending standards, and the potential for fiscal tightening are headwinds to economic growth in 2024. The market’s belief in an economic soft landing and the Fed’s pivot have pushed high yield spreads tighter, and the positive technical backdrop may push spreads even tighter. Nonetheless, PGIM Fixed Income believes the upside of 25 to 50 bps of additional spread tightening is not enough to compensate for the risk of a still-existent downside scenario in 2024.

•

While high yield companies’ earnings and liquidity generally remain strong and leverage remains well below the long-term average, credit metrics have shown some signs of deterioration, with revenues declining year-over-year for the second consecutive quarter and earnings before interest, taxes, depreciation, and amortization (EBITDA) margins slipping to a six-quarter low in the third quarter of 2023. Due to the strength of most issuers’ balance sheets, the absence of a significant maturity wall through 2024, and manageable (but higher) maturities in 2025, PGIM Fixed Income does not anticipate a sharp increase in default rates.

•	Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower new issuance, a sizeable group of rising stars, and a growing share of

14 Visit our website at pgim.com/investments

below-investment-grade companies opting to issue in the private credit markets. This has led to a meaningful supply deficit and an overall shrinking of the high yield market, which has continued to support market technicals.

•

With positive technicals showing no signs of abating over the near term, PGIM Fixed Income’s outlook is neutral to modestly positive, and it is looking to take advantage of an expected uptick in new issuance to opportunistically add higher-quality, short-duration issues in the secondary market.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

Benchmark Definition

Bloomberg US High Yield 1% Issuer Capped Index—The Bloomberg US High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds 15

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation.

Price per Share as of 1/31/24

$17.46 Net Asset Value (NAV)

$15.09 Market Price

	Total Returns as of 1/31/24	Average Annual Total Returns as of 1/31/24
	Six Months* (%)	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	5.19	9.13	2.71 (11/25/2020)

Market Price	3.22	4.00	-1.19 (11/25/2020)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index

	5.56	8.67	3.75

*Not annualized

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/24

Duration	2.6 years	Average Maturity	2.6 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

16 Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 1/31/24 (%)

AAA	5.1

A	0.2

BBB	7.3

BB	42.6

B	26.7

CCC	5.2

Not Rated	2.1

Cash/Cash Equivalents	10.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/24

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/24

$0.65	$0.108	8.59%

Yield at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2024.

PGIM Fixed Income Closed-End Funds 17

Strategy and Performance Overview*

PGIM Short Duration High Yield Opportunities Fund

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund’s shares returned 3.22% based on market price and 5.19% based on net asset value (NAV) in the six-month reporting period that ended January 31, 2024. For the same period, the Bloomberg US 1–5 Year High Yield Ba/B 1% Issuer Capped Index (the Index) returned 5.56%, including reinvestment of dividends.

What were the market conditions?

•

US high yield bond spreads tightened during the reporting period, as risk assets benefited from increasingly benign inflation data, better-than-feared corporate earnings, and the expectation that the US Federal Reserve (the Fed) would pivot to interest-rate cuts sometime in 2024. Meanwhile, the technical backdrop remained supportive due to a variety of factors, including lower new issuance, sizeable rising stars, and a growing share of below-investment-grade companies opting to issue in the private markets instead. (A rising star is a low-rated bond that could become investment grade because of improvements in the issuing company’s credit quality.)

•

Spreads on the Bloomberg US High Yield 1% Issuer Constrained Index tightened by 27 basis points (bps) to end the reporting period at 345 bps. (One basis point equals 0.01%). This index posted total returns and excess returns of 6.18% and 2.82%, respectively, over the reporting period. By quality, while all ratings categories exhibited positive total returns, lower-quality (CCC-rated) bonds outperformed over the reporting period.

•

High yield gross new-issue volume increased to $31 billion in January 2024, which was the most active month for primary issuance since November 2021. Over the reporting period, issuance totaled approximately $106 billion, or just $28 billion excluding issuance that backed refinancing activity. The par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.77%, up from 2.29% at the beginning of the reporting period, according to J.P. Morgan.

What worked?

•

Having more beta in the portfolio, on average, than the Index was a strong contributor to the Fund’s relative performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index).

•	While overall security selection detracted from performance, selection in technology, finance & insurance, and media & entertainment contributed to performance.

•

While overall sector allocation detracted from performance, an overweight relative to the Index to telecom, along with underweights relative to the Index to real estate investment trusts (REITs) and transportation & environmental services contributed to performance.

18 Visit our website at pgim.com/investments

•

In individual security selection, the Fund’s underweights relative to the Index to Spirit IP Cayman Ltd. (transportation & environmental services), Hughes Satellite (aerospace & defense), and Enviva Inc. (electric utilities) contributed to performance.

What didn’t work?

•	Within security selection, selection in chemicals, telecom, and healthcare & pharmaceuticals detracted the most from the Fund’s performance during the reporting period.

•

Within sector allocation, overweights relative to the Index to cable & satellite and healthcare & pharmaceuticals, along with an underweight relative to the Index to consumer non-cyclicals, detracted from performance.

•

In individual security selection, the Fund’s overweights relative to the Index to Venator Finance S.a.r.l. (chemicals), Xplornet Communications Inc. (telecom), and P&L Development LLC (healthcare & pharmaceuticals) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage during the reporting period contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of January 31, 2024, the Fund had borrowed $125 million and was about 22.5% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 22.5%.

Did the Fund use derivatives?

The Fund used credit index derivatives to manage its overall risk profile, which had a positive impact on performance during the reporting period. In addition, the Fund traded interest rate futures, swaps, and foreign exchange derivatives, the combined impact of which was negative.

Current outlook

•

While the US economy remains far from a recession, PGIM Fixed Income believes numerous headwinds are not being priced into the US high yield market. The lagged effects of tighter monetary policy, tighter lending standards, and the potential for fiscal tightening are headwinds to economic growth in 2024. The market’s belief in an economic soft landing and the Fed’s pivot have pushed high yield spreads tighter, and the positive technical backdrop may push spreads even tighter. Nonetheless, PGIM Fixed Income believes the upside of 25 to 50 bps of additional spread tightening is not enough to compensate for the risk of a still-existent downside scenario in 2024.

•

While high yield companies’ earnings and liquidity generally remain strong and leverage remains well below the long-term average, credit metrics have shown some signs of deterioration, with revenues declining year-over-year for the second consecutive quarter and earnings before interest, taxes, depreciation, and

PGIM Fixed Income Closed-End Funds 19

Strategy and Performance Overview* (continued)

amortization (EBITDA) margins slipping to a six-quarter low in the third quarter of 2023. Due to the strength of most issuers’ balance sheets, the absence of a significant maturity wall through 2024, and manageable (but higher) maturities in 2025, PGIM Fixed Income does not anticipate a sharp increase in default rates.

•

Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower new issuance, a sizeable group of rising stars, and a growing share of below-investment-grade companies opting to issue in the private credit markets. This has led to a meaningful supply deficit and an overall shrinking of the high yield market, which has continued to support market technicals.

•

With positive technicals showing no signs of abating over the near term, PGIM Fixed Income’s outlook is neutral to modestly positive, and it is looking to take advantage of an expected uptick in new issuance to opportunistically add higher-quality, short-duration issues in the secondary market.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

20 Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds 21

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNYM—Bank of New York Mellon

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

DAC—Designated Activity Company

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

iTraxx—International Credit Derivative Index

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 126.1%

ASSET-BACKED SECURITIES 4.0%

Cayman Islands

Atlas Static Senior Loan Fund Ltd.,
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	7.064%(c)	07/15/30	4,860	$4,879,829
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.548(c)	04/17/31	1,681	1,683,516
Madison Park Funding Ltd.,
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.519(c)	10/21/30	4,383	4,388,498
Neuberger Berman CLO Ltd.,
Series 2014-17A, Class AR2, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.609(c)	04/22/29	1,939	1,939,504
OFSI BSL Ltd.,
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.718(c)	01/20/35	2,500	2,521,129
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.556(c)	04/25/31	1,204	1,205,561
Series 2015-03A, Class A1R, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.452%)	6.769(c)	10/20/31	4,666	4,675,199

TOTAL ASSET-BACKED SECURITIES (cost $21,087,785)				21,293,236

CONVERTIBLE BOND 0.0%

China

Sunac China Holdings Ltd.,
Sr. Sec’d. Notes, 144A, Cash coupon 1.000% (cost $23,899)	1.000	09/30/32	194	9,723

CORPORATE BONDS 94.9%

Argentina 0.2%

YPF SA,
Sr. Sec’d. Notes, 144A	9.500	01/17/31	700	699,510
Sr. Unsec’d. Notes, 144A	8.500	03/23/25	173	169,387

				868,897

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Australia 0.6%

APA Infrastructure Ltd.,
Gtd. Notes, EMTN	7.125%(ff)	11/09/83	EUR	2,253	$2,603,404
Mineral Resources Ltd.,
Sr. Unsec’d. Notes, 144A	9.250	10/01/28		650	684,125

					3,287,529

Brazil 3.9%

Ambipar Lux Sarl,
Gtd. Notes, 144A	9.875	02/06/31		750	745,500
Banco do Brasil SA,
Sr. Unsec’d. Notes, 144A(aa)	4.875	01/11/29		1,250	1,207,031
Banco Votorantim SA,
Sr. Unsec’d. Notes, 144A, MTN(aa)	4.500	09/24/24		1,120	1,103,200
Braskem Netherlands Finance BV,
Gtd. Notes(aa)	4.500	01/31/30		2,000	1,576,200
Gtd. Notes, 144A(aa)	8.500	01/12/31		815	772,196
Cosan Luxembourg SA,
Gtd. Notes, 144A	7.250	06/27/31		600	602,820
CSN Inova Ventures,
Gtd. Notes	6.750	01/28/28		750	718,125
Embraer Netherlands Finance BV,
Gtd. Notes, 144A(aa)	6.950	01/17/28		2,055	2,111,513
Gtd. Notes, 144A(aa)	7.000	07/28/30		1,180	1,235,755
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875	01/22/30		1,000	843,750
JSM Global Sarl,
Gtd. Notes	4.750	10/20/30(d)		1,600	328,000
Light Servicos de Eletricidade SA/Light Energia SA,
Gtd. Notes, 144A(aa)	4.375	06/18/26(d)		1,500	682,500
MARB BondCo PLC,
Gtd. Notes, 144A(aa)	3.950	01/29/31		1,330	1,056,020
MercadoLibre, Inc.,
Gtd. Notes(aa)	3.125	01/14/31		1,326	1,113,691
Minerva Luxembourg SA,
Gtd. Notes, 144A	8.875	09/13/33		1,000	1,047,000
NBM US Holdings, Inc.,
Gtd. Notes, 144A(aa)	7.000	05/14/26		1,000	1,002,835
Nexa Resources SA,
Gtd. Notes	6.500	01/18/28		1,000	1,001,800

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 25

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil (cont’d.)

Petrobras Global Finance BV,
Gtd. Notes(aa)	6.500%	07/03/33	1,165	$1,153,350
Rumo Luxembourg Sarl,
Gtd. Notes	5.250	01/10/28	800	764,250
Sitios Latinoamerica SAB de CV,
Gtd. Notes	5.375	04/04/32	500	462,845
Tupy Overseas SA,
Gtd. Notes	4.500	02/16/31	1,000	842,500

				20,370,881

Canada 4.5%

1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A(aa)	4.000	10/15/30	575	513,188
Sr. Sec’d. Notes, 144A(aa)	3.500	02/15/29	840	768,600
Athabasca Oil Corp.,
Sec’d. Notes, 144A(aa)	9.750	11/01/26	1,765	1,875,312
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/15/28	1,800	1,754,082
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	834	840,830
Sr. Unsec’d. Notes, 144A(aa)	7.500	02/01/29	1,025	1,042,938
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	2,001	1,995,577
Sr. Unsec’d. Notes, 144A(aa)	8.750	11/15/30	1,080	1,142,100
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,275	1,131,563
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	475	429,281
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	100	91,500
Gtd. Notes, 144A(aa)	4.375	08/15/29	900	822,375
Sr. Sec’d. Notes, 144A	6.750	01/15/31	400	408,000
Hudbay Minerals, Inc.,
Gtd. Notes, 144A	4.500	04/01/26	575	560,366
Gtd. Notes, 144A(aa)	6.125	04/01/29	1,210	1,191,850
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC,
Sr. Sec’d. Notes, 144A	9.000	02/15/29	235	235,000
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
Sr. Sec’d. Notes, 144A	5.000	12/31/26	200	193,000

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625%	03/01/30	1,125	$1,020,938
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,650	1,592,250
New Gold, Inc.,
Gtd. Notes, 144A(aa)	7.500	07/15/27	1,035	1,025,944
Parkland Corp.,
Gtd. Notes, 144A(aa)	4.500	10/01/29	1,625	1,497,031
Precision Drilling Corp.,
Gtd. Notes, 144A	6.875	01/15/29	250	246,950
Gtd. Notes, 144A(aa)	7.125	01/15/26	592	589,762
Ritchie Bros Holdings, Inc.,
Gtd. Notes, 144A	7.750	03/15/31	525	551,250
Sr. Sec’d. Notes, 144A	6.750	03/15/28	150	154,032
Superior Plus LP/Superior General Partner, Inc.,
Gtd. Notes, 144A(aa)	4.500	03/15/29	2,000	1,813,980

				23,487,699

Chile 0.5%

Falabella SA,
Sr. Unsec’d. Notes	3.375	01/15/32	1,000	740,000
Mercury Chile Holdco LLC,
Sr. Sec’d. Notes, 144A(aa)	6.500	01/24/27	1,000	922,725
VTR Comunicaciones SpA,
Sr. Sec’d. Notes	4.375	04/15/29	1,000	575,000
VTR Finance NV,
Sr. Unsec’d. Notes, 144A	6.375	07/15/28	705	270,103

				2,507,828

China 0.5%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	1,120	151,200
China Hongqiao Group Ltd.,
Gtd. Notes	6.250	06/08/24	1,100	1,089,858
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes	6.150	09/17/25(d)	1,620	125,550
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes, 144A, PIK 6.000%	6.000	09/30/26	157	19,664
Sr. Sec’d. Notes, 144A, PIK 6.250%	6.250	09/30/27	157	18,090

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 27

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

China (cont’d.)

Sunac China Holdings Ltd., (cont’d.)
Sr. Sec’d. Notes, 144A, PIK 6.500%	6.500%	09/30/27	315	$31,855
Sr. Sec’d. Notes, 144A, PIK 6.750%	6.750	09/30/28	472	41,765
Sr. Sec’d. Notes, 144A, PIK 7.000%	7.000	09/30/29	472	36,810
Sr. Sec’d. Notes, 144A, PIK 7.250%	7.250	09/30/30	222	15,518
West China Cement Ltd.,
Gtd. Notes	4.950	07/08/26	1,143	844,391
Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes	7.700	02/20/25(d)	900	63,000
Sr. Sec’d. Notes	8.500	02/26/24(d)	400	28,000

				2,465,701

Colombia 1.1%

AI Candelaria Spain SA,
Sr. Sec’d. Notes, 144A(aa)	5.750	06/15/33	1,440	1,119,600
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31	500	409,600
Sr. Unsec’d. Notes(aa)	5.375	06/26/26	975	959,839
Sr. Unsec’d. Notes(aa)	6.875	04/29/30	1,400	1,358,560
Sr. Unsec’d. Notes	8.875	01/13/33	690	727,846
SierraCol Energy Andina LLC,
Gtd. Notes, 144A(aa)	6.000	06/15/28	1,700	1,428,964

				6,004,409

Costa Rica 0.1%

Autopistas del Sol SA,
Sr. Sec’d. Notes	7.375	12/30/30	282	268,804
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31	270	267,047

				535,851

Czech Republic 0.1%

Energo-Pro A/S,
Sr. Unsec’d. Notes, 144A	8.500	02/04/27	700	692,344

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France 1.5%

Altice France SA,
Sr. Sec’d. Notes(aa)	3.375%	01/15/28	EUR	3,125	$2,572,235
Emeria SASU,
Sr. Sec’d. Notes	7.750	03/31/28	EUR	700	724,460
Sr. Sec’d. Notes, 144A(aa)	7.750	03/31/28	EUR	1,500	1,552,415
Goldstory SAS,
Sr. Sec’d. Notes, 144A	6.750	02/01/30	EUR	1,160	1,248,597
Loxam SAS,
Sr. Sec’d. Notes, 144A	6.375	05/31/29	EUR	850	943,030
Midco GB SASU,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750%or PIK 8.500%	7.750	11/01/27	EUR	1,050	1,131,376

					8,172,113

Germany 1.3%

Douglas GmbH,
Sr. Sec’d. Notes	6.000	04/08/26	EUR	1,425	1,525,060
Sr. Sec’d. Notes, 144A	6.000	04/08/26	EUR	540	578,016
Techem Verwaltungsgesellschaft 675 mbH,
Sr. Sec’d. Notes(aa)	2.000	07/15/25	EUR	2,600	2,739,743
Wintershall Dea Finance 2 BV,
Gtd. Notes, Series NC8(aa)	3.000(ff)	07/20/28(oo)	EUR	2,000	1,882,796

					6,725,615

Ghana 0.3%

Tullow Oil PLC,
Sr. Sec’d. Notes, 144A (aa)	10.250	05/15/26		1,716	1,568,531

Guatemala 0.6%

Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL,
Gtd. Notes	5.250	04/27/29		1,000	930,000
CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		1,160	1,009,200
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		1,200	1,000,500

					2,939,700

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 29

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

India 2.0%

ABJA Investment Co. Pte Ltd.,
Gtd. Notes(aa)	5.950%	07/31/24	651	$647,921
Clean Renewable Power Mauritius Pte Ltd.,
Sr. Sec’d. Notes, 144A	4.250	03/25/27	1,193	1,103,062
Delhi International Airport Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.450	06/04/29	1,205	1,185,117
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes(aa)	4.250	10/27/27	1,460	1,347,945
Greenko Power II Ltd.,
Sr. Sec’d. Notes	4.300	12/13/28	900	819,113
HDFC Bank Ltd.,
Jr. Sub. Notes, 144A(aa)	3.700(ff)	08/25/26(oo)	2,135	1,957,528
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes(aa)	5.250	04/28/27	2,000	1,922,500
India Cleantech Energy,
Sec’d. Notes	4.700	08/10/26	751	698,667
Periama Holdings LLC,
Gtd. Notes	5.950	04/19/26	770	758,450
Vedanta Resources Finance II PLC,
Gtd. Notes	13.875	01/21/27	310	291,633

				10,731,936

Indonesia 0.1%

Pertamina Geothermal Energy PT,
Sr. Unsec’d. Notes, 144A	5.150	04/27/28	530	529,669

Ireland 0.1%

GGAM Finance Ltd.,
Gtd. Notes, 144A	8.000	02/15/27	275	283,313

Israel 0.6%

Energian Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.375	03/30/28	2,250	1,960,312
Sr. Sec’d. Notes, 144A	5.875	03/30/31	500	416,250
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30	1,110	994,399

				3,370,961

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Jamaica 0.5%

Digicel Group Holdings Ltd.,
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $51,249; purchased 11/14/23)^(f)	0.000%	12/31/30		46	$51,249
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $14; purchased 11/14/23)^(f)	0.000	12/31/30		142	—
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $2,179; purchased 11/14/23)^(f)	0.000	12/31/30		1	2,179
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $4; purchased 11/14/23)^(f)	0.000	12/31/30		43	—
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL US LLC,
Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 1.500% (original cost $1,751,714; purchased 01/29/24 - 01/30/24)(f)	9.000	05/25/27		1,896	1,787,939
Digicel MidCo Ltd./DIFL US II LLC,
Sr. Unsec’d. Notes, PIK 10.500% (original cost $616,445; purchased 01/30/24)(f)	10.500	11/25/28		955	630,408

					2,471,775

Japan 0.8%

SoftBank Group Corp.,
Sr. Unsec’d. Notes	3.875	07/06/32	EUR	1,400	1,325,522
Sr. Unsec’d. Notes(aa)	5.000	04/15/28	EUR	2,700	2,896,297

					4,221,819

Kuwait 0.2%

Kuwait Projects Co. SPC Ltd.,
Gtd. Notes	4.229	10/29/26		925	810,531
Gtd. Notes, EMTN	4.500	02/23/27		200	172,750

					983,281

Luxembourg 2.3%

Altice Financing SA,
Sr. Sec’d. Notes	2.250	01/15/25	EUR	700	729,067
Sr. Sec’d. Notes	3.000	01/15/28	EUR	4,175	3,947,932
Altice Finco SA,
Sec’d. Notes	4.750	01/15/28	EUR	2,125	1,936,123

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 31

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Luxembourg (cont’d.)

Altice France Holding SA,
Sr. Sec’d. Notes	8.000%	05/15/27	EUR	1,575	$887,646
Galapagos SA,
Sr. Sec’d. Notes	0.000(cc)	06/15/21(d)	EUR	315	1,700
Herens Midco Sarl,
Gtd. Notes	5.250	05/15/29	EUR	1,481	1,105,045
LHMC Finco 2 Sarl,
Sr. Sec’d. Notes, Cash coupon 7.250% or PIK 8.000%	7.250	10/02/25	EUR	523	558,290
Summer BC Holdco B Sarl,
Sr. Sec’d. Notes	5.750	10/31/26	EUR	2,925	3,082,021

					12,247,824

Macau 0.9%

MGM China Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	4.750	02/01/27		525	490,875
Sr. Unsec’d. Notes, 144A	5.250	06/18/25		325	315,961
Sands China Ltd.,
Sr. Unsec’d. Notes	5.650(cc)	08/08/28		1,534	1,502,706
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/29		1,000	886,250
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,000	966,250
Sr. Unsec’d. Notes, 144A	5.625	08/26/28		925	856,088

					5,018,130

Malaysia 0.3%

Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		1,889	1,807,301

Mexico 5.5%

Banco Mercantil del Norte SA,
Jr. Sub. Notes	7.500(ff)	06/27/29(oo)		600	568,500
Jr. Sub. Notes, 144A(aa)	6.625(ff)	01/24/32(oo)		1,485	1,254,825
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A(aa)	7.450	11/15/29		1,750	1,209,162
Cemex SAB de CV,
Gtd. Notes	5.450	11/19/29		930	917,399
Sub. Notes	9.125(ff)	03/14/28(oo)		1,000	1,057,950

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

Comision Federal de Electricidad,
Gtd. Notes, 144A	4.688%	05/15/29		605	$568,322
Electricidad Firme de Mexico Holdings SA de CV,
Sr. Sec’d. Notes, 144A(aa)	4.900	11/20/26		1,000	901,250
Mexico City Airport Trust,
Sr. Sec’d. Notes	3.875	04/30/28		2,230	2,067,834
Sr. Sec’d. Notes	5.500	07/31/47		670	549,601
Nemak SAB de CV,
Sr. Unsec’d. Notes, 144A(aa)	3.625	06/28/31		1,230	987,075
Petroleos Mexicanos,
Gtd. Notes(aa)	5.350	02/12/28		2,500	2,184,175
Gtd. Notes(aa)	6.490	01/23/27		3,758	3,534,211
Gtd. Notes(aa)	6.500	03/13/27		2,720	2,545,920
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,397,949
Gtd. Notes	6.700	02/16/32		545	442,240
Gtd. Notes	10.000	02/07/33		145	142,644
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	1,764,283
Gtd. Notes, MTN(aa)	6.750	09/21/47		1,825	1,167,453
Gtd. Notes, MTN(aa)	6.875	08/04/26		3,200	3,108,480
Tierra Mojada Luxembourg II Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,796	1,565,551
Total Play Telecomunicaciones SA de CV,
Gtd. Notes, 144A(aa)	6.375	09/20/28		910	395,850
Sr. Unsec’d. Notes, 144A(aa)	7.500	11/12/25		1,355	785,900

					29,116,574

Morocco 0.1%

OCP SA,
Sr. Unsec’d. Notes	6.875	04/25/44		280	256,550
Sr. Unsec’d. Notes, 144A	3.750	06/23/31		200	168,470

					425,020

Netherlands 1.5%

Summer BidCo BV,
Sr. Unsec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.750%	10.000	02/15/29	EUR	1,775	1,936,341
VEON Holdings BV,
Sr. Unsec’d. Notes, 144A(aa)	3.375	11/25/27		920	691,472

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 33

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Netherlands (cont’d.)

VZ Secured Financing BV,
Sr. Sec’d. Notes	3.500%	01/15/32	EUR	2,225	$2,174,153
Wp/ap Telecom Holdings III BV,
Sr. Unsec’d. Notes	5.500	01/15/30	EUR	1,125	1,108,494
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	EUR	1,917	1,888,874

					7,799,334

Nigeria 0.1%

IHS Holding Ltd.,
Gtd. Notes, 144A	6.250	11/29/28		645	541,800

Panama 0.2%

AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A	4.375	05/31/30		378	323,281
C&W Senior Financing DAC,
Sr. Unsec’d. Notes	6.875	09/15/27		750	708,203

					1,031,484

Peru 0.4%

InRetail Consumer,
Sr. Sec’d. Notes	3.250	03/22/28		800	710,500
Kallpa Generacion SA,
Gtd. Notes(aa)	4.125	08/16/27		1,000	942,500
Minsur SA,
Sr. Unsec’d. Notes	4.500	10/28/31		750	649,453

					2,302,453

Russia 0.0%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes	5.950	04/15/30		1,500	75,000
Sub. Notes, 144A	5.950	04/15/30		985	49,250
Sovcombank Via SovCom Capital DAC,
Jr. Sub. Notes, 144A	7.600	02/17/27(oo)		1,500	54,188

					178,438

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Saudi Arabia 0.3%

Arabian Centres Sukuk Ltd.,
Gtd. Notes, 144A	5.375%	11/26/24		1,635	$1,601,278

Slovenia 0.7%

United Group BV,
Sr. Sec’d. Notes(aa)	3.125	02/15/26	EUR	2,900	3,012,116
Sr. Sec’d. Notes, 144A(aa)	3.125	02/15/26	EUR	850	882,862

					3,894,978

South Africa 1.9%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350	08/10/28		2,080	2,020,200
Sr. Unsec’d. Notes(aa)	7.125	02/11/25		1,270	1,262,063
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28		1,040	1,038,700
Sasol Financing USA LLC,
Gtd. Notes(aa)	4.375	09/18/26		790	735,934
Gtd. Notes(aa)	6.500	09/27/28		1,930	1,821,823
Gtd. Notes, 144A(aa)	8.750	05/03/29		2,100	2,138,167
Transnet SOC Ltd.,
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/06/28		935	939,769

					9,956,656

Spain 1.0%

Banco de Sabadell SA,
Sub. Notes	2.000(ff)	01/17/30	EUR	700	729,332
Cellnex Finance Co. SA,
Gtd. Notes, EMTN	2.000	09/15/32	EUR	2,300	2,144,684
Gtd. Notes, EMTN	2.000	02/15/33	EUR	500	462,864
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750%	12.750	11/30/27(d)	EUR	673	21,820
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625%^	13.625	11/30/27(d)		224	1,121
Eroski S Coop,
Sr. Sec’d. Notes, 144A	10.625	04/30/29	EUR	1,480	1,702,152

					5,061,973

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 35

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Sweden 0.6%

Preem Holdings AB,
Sr. Unsec’d. Notes, 144A (aa)	12.000%	06/30/27	EUR	2,520	$2,954,850

Switzerland 0.3%

VistaJet Malta Finance PLC/Vista Management Holding, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.875	05/01/27		1,540	1,301,300
Sr. Unsec’d. Notes, 144A	9.500	06/01/28		580	490,182

					1,791,482

Thailand 0.6%

Bangkok Bank PCL,
Jr. Sub. Notes, 144A, MTN (aa)	5.000(ff)	09/23/25(oo)		3,016	2,937,584

Turkey 1.3%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A(aa)	7.750	02/02/27		1,140	1,068,394
Eldorado Gold Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.250	09/01/29		1,250	1,187,587
KOC Holding A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.500	03/11/25		1,000	997,500
Mersin Uluslararasi Liman Isletmeciligi A/S,
Sr. Unsec’d. Notes, 144A(aa)	8.250	11/15/28		1,000	1,030,312
TAV Havalimanlari Holding A/S,
Gtd. Notes, 144A(aa)	8.500	12/07/28		1,000	1,019,688
Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN(aa)	9.375	10/19/28		1,000	1,060,000
WE Soda Investments Holding PLC,
Sr. Sec’d. Notes, 144A	9.500	10/06/28		500	510,000

					6,873,481

Ukraine 0.2%

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes(aa)	7.125	07/19/26(d)	EUR	1,035	598,411
Sr. Unsec’d. Notes	7.625	11/08/28(d)		830	444,050

					1,042,461

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Arab Emirates 0.3%

DP World Salaam,
Jr. Sub. Notes	6.000%(ff)	10/01/25(oo)		1,620	$1,606,230

United Kingdom 6.7%

Bellis Finco PLC,
Gtd. Notes	4.000	02/16/27	GBP	1,275	1,473,277
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	2,275	2,628,789
Connect Finco Sarl/Connect US Finco LLC,
Sr. Sec’d. Notes, 144A(aa)	6.750	10/01/26		800	782,368
eG Global Finance PLC,
Sr. Sec’d. Notes	11.000	11/30/28	EUR	1,825	2,087,163
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR	600	686,839
Jerrold Finco PLC,
Sr. Sec’d. Notes(aa)	5.250	01/15/27	GBP	2,275	2,668,316
Sr. Sec’d. Notes, 144A(aa)	5.250	01/15/27	GBP	1,325	1,522,685
Macquarie Airfinance Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	8.125	03/30/29		250	260,000
Sr. Unsec’d. Notes, 144A(aa)	8.375	05/01/28		975	1,020,094
Motion Bondco DAC,
Gtd. Notes, 144A	6.625	11/15/27		250	239,375
Motion Finco Sarl,
Sr. Sec’d. Notes	7.375	06/15/30	EUR	1,400	1,561,062
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/15/26	GBP	1,350	1,564,816
TalkTalk Telecom Group Ltd.,
Gtd. Notes(aa)	3.875	02/20/25	GBP	4,900	5,133,431
Very Group Funding PLC (The),
Sr. Sec’d. Notes, 144A(aa)	6.500	08/01/26	GBP	3,275	3,673,111
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	4.125	08/15/30	GBP	4,525	4,894,366
Sr. Sec’d. Notes(aa)	4.250	01/15/30	GBP	3,570	3,966,510
Zenith Finco PLC,
Sr. Sec’d. Notes, 144A	6.500	06/30/27	GBP	1,175	1,161,376

					35,323,578

United States 49.8%

ACCO Brands Corp.,
Gtd. Notes, 144A(aa)	4.250	03/15/29		1,225	1,110,907

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 37

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

AdaptHealth LLC,
Gtd. Notes, 144A	4.625%	08/01/29		625	$494,245
Gtd. Notes, 144A(aa)	5.125	03/01/30		925	726,211
Gtd. Notes, 144A(aa)	6.125	08/01/28		655	573,212
Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28		450	458,437
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.500	03/01/28		725	685,906
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26		625	622,983
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28		150	151,586
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26		1,790	1,765,313
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		600	496,842
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27		2,575	2,517,201
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A(aa)	3.625	06/01/28	EUR	3,225	3,176,115
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		600	575,708
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes(aa)	7.875	12/15/24(d)		6,450	645
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28		400	406,299
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29		1,700	1,670,437
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26		426	421,089
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		375	359,348
Sr. Unsec’d. Notes	5.875	08/20/26		685	662,295
AMN Healthcare, Inc.,
Gtd. Notes, 144A(aa)	4.000	04/15/29		800	725,941
Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30		1,475	1,336,116

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375%	06/15/29		175	$168,260
Gtd. Notes, 144A(aa)	5.750	01/15/28		1,400	1,374,613
Gtd. Notes, 144A	6.625	02/01/32		255	254,021
Antero Resources Corp.,
Gtd. Notes, 144A(aa)	7.625	02/01/29		689	709,441
Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30		250	261,528
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		368	467,246
Sr. Unsec’d. Notes, 144A(aa)	8.250	12/31/28		2,275	2,324,918
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	08/01/29		1,425	1,296,857
Sr. Unsec’d. Notes, 144A	4.625	04/01/30		150	135,733
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28		425	275,856
Sr. Unsec’d. Notes, 144A	7.500	09/30/29		275	131,013
ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30		320	329,789
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27		3,170	2,858,612
Sr. Sec’d. Notes, 144A	8.000	09/15/28		625	651,170
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(aa)	8.375	09/01/26	EUR	2,550	2,680,139
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28		1,450	623,500
Gtd. Notes, 144A	5.000	02/15/29		125	51,875
Gtd. Notes, 144A(aa)	5.250	01/30/30		2,225	896,541
Gtd. Notes, 144A(aa)	5.250	02/15/31		1,600	668,000
Gtd. Notes, 144A(aa)	6.250	02/15/29		3,540	1,486,800
Gtd. Notes, 144A	7.000	01/15/28		250	110,000
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A	6.500	08/01/30		225	228,384
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		75	73,161
Gtd. Notes(aa)	6.750	03/15/25		575	574,858
Gtd. Notes(aa)	7.250	10/15/29		1,650	1,658,442

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 39

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805%	05/01/50	880	$882,165
Sr. Unsec’d. Notes	5.930	05/01/60	275	274,200
Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	125	114,948
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30	200	211,313
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A(aa)	9.750	03/15/29	850	850,708
Brinker International, Inc.,
Gtd. Notes, 144A(aa)	8.250	07/15/30	1,050	1,098,641
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	400	324,785
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	125	125,604
Sr. Sec’d. Notes, 144A	6.500	02/15/32	1,315	1,327,942
Sr. Sec’d. Notes, 144A(aa)	7.000	02/15/30	1,725	1,776,786
Sr. Unsec’d. Notes, 144A(aa)	4.625	10/15/29	1,325	1,209,983
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	325	294,821
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	6,425	6,140,785
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.750	08/01/28	725	744,557
Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	2,400	2,370,000
Sr. Sec’d. Notes, 144A	4.000	08/01/28	125	115,494
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	325	321,622
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(aa)	4.500	05/01/32	1,300	1,084,847
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	2,550	2,148,913
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	609	485,044
Sr. Unsec’d. Notes, 144A(aa)	4.500	06/01/33	750	614,810
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	3,050	2,709,920
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28	3,575	3,373,716
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27	950	915,911
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	50	46,508
Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	420	448,611
Sr. Sec’d. Notes, 144A(aa)	7.500	01/01/30	1,045	1,075,388

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Cheniere Energy, Inc.,
Sr. Unsec’d. Notes(aa)	4.625%	10/15/28	2,550	$2,469,844
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	475	471,723
Gtd. Notes, 144A	6.750	04/15/29	565	571,406
Churchill Downs, Inc.,
Gtd. Notes, 144A	6.750	05/01/31	75	76,024
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	650	628,884
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.000	06/15/25	1,325	1,323,626
Civitas Resources, Inc.,
Gtd. Notes, 144A(aa)	8.375	07/01/28	800	841,242
Gtd. Notes, 144A	8.625	11/01/30	350	374,046
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	8.500	05/15/27	425	427,550
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A(aa)	4.875	07/01/29	725	676,928
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A(aa)	6.750	04/15/30	925	932,776
CMG Media Corp.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	1,645	1,281,835
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	175	152,731
CNX Resources Corp.,
Gtd. Notes, 144A(aa)	7.250	03/14/27	1,325	1,330,417
Comstock Resources, Inc.,
Gtd. Notes, 144A(aa)	6.750	03/01/29	1,000	919,852
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29	550	488,972
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A^(aa)	15.000	12/06/28	891	891,477
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.250	05/01/26	125	124,849
Gtd. Notes, 144A(aa)	9.250	02/15/28	790	824,270
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	179	176,458
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30	900	652,021
Gtd. Notes, 144A(aa)	5.500	04/15/27	1,000	897,872
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,050	2,091,150

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 41

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Dana, Inc.,
Sr. Unsec’d. Notes	4.250%	09/01/30	450	$393,226
Sr. Unsec’d. Notes(aa)	4.500	02/15/32	725	622,441
DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31	1,550	1,276,576
Gtd. Notes, 144A	4.625	06/01/30	2,875	2,543,049
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500	10/01/30	350	358,750
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $3,927,328; purchased 07/18/19 - 02/27/20)(aa)(f)	6.625	08/15/27(d)	4,125	278,438
Sec’d. Notes, 144A (original cost $2,387,283;purchased 07/18/19 - 07/05/22)(f)	5.375	08/15/26(d)	3,150	218,541
Directv Financing LLC,
Sr. Sec’d. Notes, 144A	8.875	02/01/30	330	336,645
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	975	361,272
Gtd. Notes	7.375	07/01/28	515	227,101
Gtd. Notes	7.750	07/01/26	2,910	1,716,970
DISH Network Corp.,
Sr. Sec’d. Notes, 144A(aa)	11.750	11/15/27	1,100	1,147,757
Diversified Healthcare Trust,
Gtd. Notes(aa)	4.375	03/01/31	750	566,135
Gtd. Notes	9.750	06/15/25	550	547,800
Sr. Unsec’d. Notes	4.750	02/15/28	575	451,191
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.875	01/31/27	845	845,399
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	500	409,085
Sr. Sec’d. Notes, 144A	6.750	02/15/30	75	65,861
Energizer Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.375	03/31/29	1,725	1,558,687
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,275	1,232,546
EnerSys,
Gtd. Notes, 144A	6.625	01/15/32	175	177,320
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A(aa)	6.500	07/01/27	1,480	1,498,781

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

EQM Midstream Partners LP, (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	06/01/27	200	$205,663
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	200	214,509
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(aa)	6.750	01/15/30	2,125	1,910,241
Sr. Sec’d. Notes, 144A	4.625	01/15/29	650	598,631
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500(cc)	01/15/28	1,049	1,070,564
Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	3.850	05/15/26	1,025	973,387
Gtd. Notes, 144A(aa)	5.000	03/01/28	800	760,453
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	500	439,365
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	325	323,651
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	300	329,132
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	125	126,583
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	250	214,101
Gtd. Notes, 144A(aa)	3.875	10/01/31	1,850	1,526,977
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	450	446,155
Gtd. Notes, 144A	8.250	01/15/32	300	307,640
GN Bondco LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/15/31	1,700	1,676,771
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	1,250	1,257,411
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	1,315	1,288,724
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	300	319,461
Griffon Corp.,
Gtd. Notes(aa)	5.750	03/01/28	800	784,219
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31	525	547,001
H&E Equipment Services, Inc.,
Gtd. Notes, 144A(aa)	3.875	12/15/28	2,400	2,179,056

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 43

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Hecla Mining Co.,
Gtd. Notes(aa)	7.250%	02/15/28	605	$606,641

Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	325	292,502
Gtd. Notes, 144A	5.000	12/01/29	650	514,853

Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	325	315,578
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	700	679,558
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/01/31	1,325	1,275,057
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	900	896,691
Sr. Unsec’d. Notes, 144A(aa)	6.250	04/15/32	875	844,999
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	383	411,453

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	4.000	05/01/31	700	628,294

Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	4.125	02/01/29	1,150	1,038,048
Gtd. Notes, 144A(aa)	4.375	02/01/31	800	698,773

Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.250	04/15/29	1,875	1,742,241

International Game Technology PLC,
Sr. Sec’d. Notes, 144A(aa)	6.250	01/15/27	750	751,650

Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.750	02/15/29	825	782,731
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	375	343,115

JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	605	619,282

Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	08/15/28	1,100	991,978

KB Home,
Gtd. Notes	4.000	06/15/31	400	353,688
Gtd. Notes(aa)	4.800	11/15/29	2,500	2,358,742

Knife River Corp.,
Sr. Unsec’d. Notes, 144A	7.750	05/01/31	350	367,862

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	325	295,051

LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	500	448,107
Sr. Sec’d. Notes, 144A	9.500	11/01/28	225	224,703
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	450	367,920

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

LABL, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	10.500%	07/15/27	575	$549,852

LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	475	431,550

LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A(aa)	4.875	05/01/29	750	678,033
Sr. Unsec’d. Notes, 144A(aa)	8.250	08/01/31	710	728,212

LD Holdings Group LLC,
Gtd. Notes, 144A(aa)	6.125	04/01/28	775	631,418

Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $44,250; purchased 11/03/23 - 11/08/23)(f)	4.250	07/01/28	75	42,000
Gtd. Notes, 144A (original cost $1,211,250; purchased 02/08/23)(f)	4.625	09/15/27	1,500	922,500
Sr. Sec’d. Notes, 144A (original cost $145,423;purchased 02/21/23)(f)	3.400	03/01/27	175	171,938

LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	5.375	01/15/29	1,000	790,502

Light & Wonder International, Inc.,
Gtd. Notes, 144A	7.500	09/01/31	350	364,507

Likewize Corp.,
Sr. Sec’d. Notes, 144A(aa)	9.750	10/15/25	790	800,961

Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	650	674,833

LPL Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.625	11/15/27	1,040	1,001,891

M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28	1,025	981,181

Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	400	345,000
Gtd. Notes, 144A	5.375	02/01/28	230	222,525

Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A(aa)	7.875	08/15/26	750	757,638

Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	2,725	2,503,622

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	11.500	09/01/28	1,100	1,149,086

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	450	407,686

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 45

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875%	04/01/29	1,525	$1,380,920
Sr. Unsec’d. Notes, 144A(aa)	5.250	10/01/29	1,075	1,002,429

MGM Resorts International,
Gtd. Notes(aa)	4.750	10/15/28	2,238	2,112,825
Gtd. Notes	5.750	06/15/25	25	25,026
Gtd. Notes	6.750	05/01/25	125	125,284

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	4.875	05/01/29	1,125	1,042,141

MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	400	364,105

MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A(aa)	5.500	09/01/28	1,025	909,872

Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	575	561,344
Gtd. Notes, 144A	7.500	01/15/28	325	294,775

Nabors Industries, Inc.,
Gtd. Notes, 144A(aa)	7.375	05/15/27	925	914,400
Gtd. Notes, 144A	9.125	01/31/30	670	682,963

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.125	12/15/30	1,575	1,418,157
Gtd. Notes, 144A	5.500	08/15/28	390	371,268
Sr. Unsec’d. Notes, 144A	7.125	02/01/32	420	416,896

Navient Corp.,
Sr. Unsec’d. Notes	6.750	06/25/25	375	377,549
Sr. Unsec’d. Notes	9.375	07/25/30	350	364,992

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	5.875	02/15/27	500	491,625
Sr. Sec’d. Notes, 144A	8.125	01/15/29	225	235,406
Sr. Sec’d. Notes, 144A	8.375	02/01/28	1,575	1,646,568

NCR Voyix Corp.,
Gtd. Notes, 144A(aa)	5.000	10/01/28	650	612,555
Gtd. Notes, 144A	5.250	10/01/30	300	275,147

NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	525	492,023

Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	275	285,648

NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	590	583,819

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

NRG Energy, Inc., (cont’d.)
Gtd. Notes, 144A	3.625%	02/15/31		175	$149,895
Gtd. Notes, 144A	3.875	02/15/32		700	597,364
Jr. Sub. Notes, 144A(aa)	10.250(ff)	03/15/28(oo)		900	947,664

Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.625	11/15/28	EUR	1,500	1,752,225
Sr. Sec’d. Notes, 144A(aa)	9.750	11/15/28		1,050	1,113,762

OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		475	416,567
Gtd. Notes	6.875	03/15/25		567	570,009
Gtd. Notes(aa)	7.125	03/15/26		1,375	1,393,384
Gtd. Notes	7.875	03/15/30		345	350,495

Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A(aa)	5.125	04/30/31		1,300	1,117,891

Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27		267	266,992
Gtd. Notes, 144A	7.250	05/15/31		450	453,555

P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25		550	448,915

Park River Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/29		1,350	1,105,113

Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29		675	579,740
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		300	289,856

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(aa)	5.375	10/15/25		1,150	1,133,819
Gtd. Notes, 144A	7.875	12/15/29		250	257,959

Permian Resources Operating LLC,
Gtd. Notes, 144A(aa)	7.000	01/15/32		870	898,200
Gtd. Notes, 144A	8.000	04/15/27		275	284,784

PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/01/28		1,000	1,010,213

Post Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.500	12/15/29		904	874,402

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A(aa)	5.875	09/01/31		1,125	816,284

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25		1,425	1,418,274

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 47

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500%	09/15/26	1,000	$774,612
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28	1,525	656,048

Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	575	568,844

Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	32	31,174

Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	150	139,608

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	750	749,675

RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	250	232,277

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	400	356,501
Gtd. Notes, 144A	3.875	03/01/31	425	373,051

Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	800	833,576
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	425	419,804
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	600	653,016

RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	275	284,025

Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.625	03/01/30	900	852,836

Scotts Miracle-Gro Co. (The),
Gtd. Notes(aa)	4.000	04/01/31	1,950	1,641,716
Gtd. Notes	4.375	02/01/32	425	356,334

Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	175	175,839

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes(aa)	4.750	04/01/29	1,035	973,812

SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month SOFR + 7.750%(aa)	13.135(c)	12/15/28	2,155	2,117,775

Sinclair Television Group, Inc.,
Gtd. Notes, 144A(aa)	5.125	02/15/27	1,215	1,149,273

SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	1,200	1,018,824

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A(aa)	6.000%	11/01/28	1,273	$1,244,331
Sr. Sec’d. Notes, 144A	8.875	11/15/31	470	493,884

Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	350	324,182
Gtd. Notes(aa)	5.375	02/01/29	875	856,006
Gtd. Notes(aa)	5.375	03/15/30	1,275	1,234,221

SRS Distribution, Inc.,
Gtd. Notes, 144A(aa)	6.000	12/01/29	750	702,000

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	3.375	01/15/31	825	700,732
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	975	886,021

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	615	625,523

Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	575	516,783

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	625	617,815

Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	7.250	01/15/31	110	114,318

Sunoco LP/Sunoco Finance Corp., Gtd. Notes	4.500	05/15/29	700	652,820
Gtd. Notes(aa)	4.500	04/30/30	850	786,745

SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	10/01/29	1,600	1,104,855

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	1,188	1,135,814
Gtd. Notes, 144A	6.000	12/31/30	50	46,582
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	370	369,018

Taylor Morrison Communities, Inc., Gtd. Notes, 144A	5.875	06/15/27	625	625,029
Sr. Unsec’d. Notes, 144A(aa)	5.125	08/01/30	1,525	1,456,538

Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	5.750	06/01/25	1,425	1,418,931

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 49

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Tenet Healthcare Corp.,
Sr. Sec’d. Notes(aa)	4.250%	06/01/29	2,380	$2,206,245
Sr. Sec’d. Notes(aa)	4.375	01/15/30	2,250	2,080,009
Sr. Sec’d. Notes, 144A(aa)	6.750	05/15/31	1,000	1,023,423
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	525	540,697

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000	11/17/28	1,175	1,026,747

Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	600	597,238

TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	500	438,899

TPC Group, Inc.,
Sr. Sec’d. Notes, 144A(aa)	13.000	12/16/27	776	789,315

TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	700	653,708

Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	150	148,467

TriMas Corp.,
Gtd. Notes, 144A(aa)	4.125	04/15/29	1,200	1,078,607

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.375	04/15/26	850	820,703
Sr. Sec’d. Notes, 144A(aa)	4.625	04/15/29	1,086	1,005,939

United Rentals North America, Inc.,
Gtd. Notes(aa)	3.750	01/15/32	975	858,062
Gtd. Notes	3.875	02/15/31	477	430,288
Gtd. Notes(aa)	5.250	01/15/30	1,200	1,178,940

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	05/01/29	475	422,672
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	3,025	2,993,614
Sr. Sec’d. Notes, 144A(aa)	8.000	08/15/28	1,045	1,062,570

Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	375	382,980

Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A(aa)	9.500	02/01/29	2,675	2,841,708
Sr. Sec’d. Notes, 144A(aa)	9.875	02/01/32	2,875	3,022,239

Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	445	446,627

Viasat, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	1,650	1,600,406

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875%	09/15/27	1,150	$1,110,773
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	750	747,187

Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	250	243,710

Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	250	245,415

Vistra Corp.,
Jr. Sub. Notes, 144A(aa)	7.000(ff)	12/15/26(oo)	750	730,883
Jr. Sub. Notes, 144A(aa)	8.000(ff)	10/15/26(oo)	1,025	1,028,642

Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	4.375	05/01/29	1,375	1,269,868
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,330	1,288,205
Gtd. Notes, 144A(aa)	5.625	02/15/27	1,100	1,084,650

Vital Energy, Inc.,
Gtd. Notes	9.750	10/15/30	175	185,902
Gtd. Notes	10.125	01/15/28	175	183,294

VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	650	622,472

VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	300	313,457

White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	575	562,534

Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A(aa)	8.500	06/15/30	850	875,686

Wolverine World Wide, Inc.,
Gtd. Notes, 144A(aa)	4.000	08/15/29	1,600	1,289,337

WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	7.375	03/01/31	200	203,570

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	813,976

XPO, Inc.,
Gtd. Notes, 144A(aa)	7.125	06/01/31	1,050	1,075,438
Gtd. Notes, 144A	7.125	02/01/32	265	270,289

				262,580,544

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 51

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Vietnam 0.2%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A (aa)	5.125%	05/07/29		1,411	$1,317,618

Zambia 0.2%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A	7.500	04/01/25		444	431,288
Gtd. Notes, 144A(aa)	8.625	06/01/31		775	711,547

					1,142,835

TOTAL CORPORATE BONDS (cost $550,639,325)					500,773,758

FLOATING RATE AND OTHER LOANS 4.5%

Jamaica 0.4%

Digicel International Finance Ltd.,
Term Loan, 3 Month SOFR + 6.750%	12.063(c)	05/29/27		2,445	2,253,325

Jersey 0.8%

Aston Finco SARL,
Term Loan, SONIA + 4.750%	9.956(c)	10/09/26	GBP	3,600	4,075,635

United Kingdom 1.3%

Constellation Automotive Group Ltd.,
Facility 1 Loan, SONIA + 7.500%	12.743(c)	07/27/29	GBP	3,000	2,756,378

EG Group Ltd.,
Additional Second Lien Loan Facility, 3 Month
EURIBOR + 7.000%	10.925(c)	04/30/27	EUR	2,780	2,732,077

Hurricane CleanCo Ltd.,
Term Loan, 3 Month EURIBOR + 6.250%	6.250(c)	10/31/29	EUR	850	1,046,397

					6,534,852

United States 2.0%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.833(c)	01/18/28		3,219	3,138,398

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26		260	245,594

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

United States (cont’d.)

Diamond Sports Group LLC, (cont’d.)
Second Lien Term Loan	8.175%	08/24/26	265	$17,297

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.197(c)	03/06/28	1,455	1,450,342

Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%	10.867(c)	07/20/26	272	258,032

Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%^	7.197(c)	03/01/27	60	57,600

Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%	7.697(c)	03/15/27	30	20,570
Term Loan	— (p)	06/01/28	33	29,825

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.203(c)	03/01/29	1,119	1,104,660

MLN US HoldCo LLC,
3L Term B Loan, 3 Month SOFR + 9.250%	14.660(c)	10/18/27	4	400
Initial Term Loan, 3 Month SOFR + 6.540%	11.850(c)	10/18/27	27	14,934
Initial Term Loan (Second Out (First Lien
Roll-Up)), 3 Month SOFR + 6.800%	12.110(c)	10/18/27	61	9,198

NCR Atleos, LLC,
Term B Loan, 1 Month SOFR + 4.850%	10.173(c)	03/27/29	1,250	1,248,047

Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.696(c)	07/14/28	1,247	1,155,595

Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	10.219(c)	11/17/28	424	382,596

Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.697(c)	03/15/26	525	523,745

Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%	15.314(c)	12/31/25	298	295,507
Term Loan, 3 Month SOFR + 10.000%	15.326(c)	10/12/28	748	742,951

				10,695,291

TOTAL FLOATING RATE AND OTHER LOANS (cost $25,166,062)				23,559,103

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 53

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS 20.5%

Angola 1.1%
Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250%	05/09/28		3,160	$2,844,000
Sr. Unsec’d. Notes	9.500	11/12/25		2,445	2,399,034
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29		650	563,875

					5,806,909

Argentina 1.8%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.750(cc)	07/09/30		6,608	2,672,800
Sr. Unsec’d. Notes	1.000	07/09/29		1,237	497,366
Sr. Unsec’d. Notes	3.625(cc)	07/09/35		1,864	623,394
Sr. Unsec’d. Notes	4.250(cc)	01/09/38		13,769	5,287,390
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	6.375(cc)	09/01/37		1,284	502,159

					9,583,109

Bahrain 0.3%
Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29		1,240	1,244,650
Sr. Unsec’d. Notes	7.000	10/12/28		430	440,213

					1,684,863

Brazil 1.5%
Brazilian Government International Bond,
Sr. Unsec’d. Notes(aa)	3.875	06/12/30		3,960	3,585,780
Sr. Unsec’d. Notes(aa)	4.500	05/30/29		3,170	3,032,105
Sr. Unsec’d. Notes(aa)	5.625	01/07/41		1,500	1,351,500

					7,969,385

Cameroon 0.2%
Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	5.950	07/07/32	EUR	290	230,351
Sr. Unsec’d. Notes	9.500	11/19/25		720	696,874

					927,225

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Colombia 1.7%
Colombia Government International Bond,
Sr. Unsec’d. Notes(aa)	3.000%	01/30/30		3,200	$2,649,600
Sr. Unsec’d. Notes(aa)	3.875	04/25/27		1,290	1,220,985
Sr. Unsec’d. Notes(aa)	4.500	03/15/29		1,770	1,627,515
Sr. Unsec’d. Notes(aa)	6.125	01/18/41		2,645	2,294,537
Sr. Unsec’d. Notes(aa)	7.375	09/18/37		780	775,320
Sr. Unsec’d. Notes	7.500	02/02/34		430	438,815

					9,006,772

Costa Rica 0.2%
Costa Rica Government International Bond,
Unsec’d. Notes, 144A	7.300	11/13/54		800	835,600

Dominican Republic 1.8%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.500	01/27/25		1,225	1,220,100
Sr. Unsec’d. Notes	5.950	01/25/27		3,000	3,001,500
Sr. Unsec’d. Notes	6.850	01/27/45		1,840	1,798,600
Sr. Unsec’d. Notes	7.450	04/30/44		2,300	2,397,750
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		855	724,612
Sr. Unsec’d. Notes, 144A	7.050	02/03/31		320	332,480

					9,475,042

Ecuador 0.4%
Ecuador Government International Bond,
Sr. Unsec’d. Notes	6.000(cc)	07/31/30		720	377,946
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30		414	136,761
Sr. Unsec’d. Notes, 144A	2.500(cc)	07/31/40		901	329,920
Sr. Unsec’d. Notes, 144A	3.500(cc)	07/31/35		1,829	741,587
Sr. Unsec’d. Notes, 144A	6.000(cc)	07/31/30		786	412,434

					1,998,648

Egypt 0.9%
Egypt Government International Bond,
Sr. Unsec’d. Notes	5.800	09/30/27		685	511,181
Sr. Unsec’d. Notes	8.700	03/01/49		1,130	700,600
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	1,845	1,271,106

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 55

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Egypt (cont’d.)
Egypt Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	4.750%	04/11/25	EUR	100	$98,479
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	1,995	1,746,357
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	860	592,494

					4,920,217

El Salvador 0.2%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	8.250	04/10/32		1,000	851,500

Gabon 0.4%
Gabon Government International Bond,
Sr. Unsec’d. Notes	6.625	02/06/31		340	277,100
Sr. Unsec’d. Notes	6.950	06/16/25		1,220	1,168,913
Sr. Unsec’d. Notes, 144A	6.625	02/06/31		650	529,750
Sr. Unsec’d. Notes, 144A	7.000	11/24/31		540	440,100

					2,415,863

Ghana 0.2%
Ghana Government International Bond,
Sr. Unsec’d. Notes	7.875	03/26/27(d)		1,860	837,000
Sr. Unsec’d. Notes	8.125	01/18/26(d)		390	185,250

					1,022,250

Guatemala 0.3%
Guatemala Government Bond,
Sr. Unsec’d. Notes	4.375	06/05/27		1,140	1,090,980
Sr. Unsec’d. Notes	4.900	06/01/30		450	429,075
Sr. Unsec’d. Notes	6.125	06/01/50		300	272,798

					1,792,853

Honduras 0.2%
Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27		930	882,570

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Hungary 0.2%
Magyar Export-Import Bank Zrt,
Gov’t. Gtd. Notes, 144A	6.125%	12/04/27		890	$900,013

Ivory Coast 1.1%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	270	244,373
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	2,480	2,429,878
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	1,245	1,213,111
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	1,460	1,315,509
Sr. Unsec’d. Notes, 144A	7.625	01/30/33		575	569,825

					5,772,696

Jordan 0.1%
Jordan Government International Bond,
Sr. Unsec’d. Notes, 144A	7.500	01/13/29		515	504,056

Lebanon 0.0%
Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	114,000
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	145,350

					259,350

Mongolia 0.0%
Mongolia Government International Bond,
Sr. Unsec’d. Notes, 144A	7.875	06/05/29		205	210,404

Morocco 0.5%
Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500	11/27/31	EUR	860	743,522
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	820	758,786
Sr. Unsec’d. Notes, 144A	5.950	03/08/28		400	408,000
Sr. Unsec’d. Notes, 144A	6.500	09/08/33		495	511,706

					2,422,014

Mozambique 0.4%
Mozambique International Bond,
Unsec’d. Notes	9.000	09/15/31		2,295	1,982,306

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 57

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Nigeria 0.2%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.875%	02/16/32		920	$798,100
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27		450	407,475

					1,205,575

Oman 0.8%
Oman Government International Bond,
Sr. Unsec’d. Notes	5.625	01/17/28		1,525	1,542,728
Sr. Unsec’d. Notes	6.500	03/08/47		1,120	1,103,060
Sr. Unsec’d. Notes	6.750	01/17/48		720	725,400
Sr. Unsec’d. Notes, EMTN	6.000	08/01/29		1,015	1,036,569

					4,407,757

Pakistan 0.7%
Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250	04/15/24		1,840	1,798,600
Sr. Unsec’d. Notes	8.250	09/30/25		290	250,882
Sr. Unsec’d. Notes, 144A	8.250	04/15/24		530	518,075
Sr. Unsec’d. Notes, 144A	8.250	09/30/25		610	527,717
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		660	425,773

					3,521,047

Paraguay 0.2%
Paraguay Government International Bond,
Sr. Unsec’d. Notes	6.100	08/11/44		950	904,400

Romania 0.7%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A	7.125	01/17/33		3,374	3,635,822

Senegal 0.4%
Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	1,095	1,081,301
Sr. Unsec’d. Notes	5.375	06/08/37	EUR	610	476,292
Sr. Unsec’d. Notes, 144A	5.375	06/08/37	EUR	570	445,059

					2,002,652

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Serbia 0.8%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500%	06/26/29	EUR	1,490	$1,350,591
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	1,820	1,878,365
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		500	510,688
Sr. Unsec’d. Notes, 144A	6.500	09/26/33		660	674,173

					4,413,817

South Africa 0.3%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes (aa)	4.850	09/30/29		1,690	1,536,126

Sri Lanka 0.2%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	04/18/23(d)		390	203,818
Sr. Unsec’d. Notes	6.200	05/11/27(d)		900	456,849
Sr. Unsec’d. Notes	7.550	03/28/30(d)		500	251,305
Sr. Unsec’d. Notes	7.850	03/14/29(d)		400	201,144

					1,113,116

Turkey 1.9%
Turkiye Government International Bond,
Sr. Unsec’d. Notes(aa)	4.250	04/14/26		1,750	1,666,875
Sr. Unsec’d. Notes(aa)	4.875	10/09/26		3,000	2,863,500
Sr. Unsec’d. Notes	5.750	05/11/47		350	255,658
Sr. Unsec’d. Notes	5.950	01/15/31		495	449,460
Sr. Unsec’d. Notes(aa)	6.000	03/25/27		525	510,037
Sr. Unsec’d. Notes	9.125	07/13/30		375	399,375
Sr. Unsec’d. Notes(aa)	9.375	03/14/29		985	1,058,875
Sr. Unsec’d. Notes(aa)	9.375	01/19/33		1,890	2,050,650
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN(aa)	9.000	01/28/27		745	772,937

					10,027,367

Ukraine 0.5%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	605	136,649

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 59

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)
Ukraine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.750%	06/20/28(d)	EUR	1,230	$317,029
Sr. Unsec’d. Notes	7.750	09/01/24(d)		320	92,000
Sr. Unsec’d. Notes	7.750	09/01/25(d)		260	71,110
Sr. Unsec’d. Notes	7.750	09/01/26(d)		590	153,252
Sr. Unsec’d. Notes	7.750	09/01/27(d)		1,005	253,260
Sr. Unsec’d. Notes	7.750	09/01/28(d)		910	227,500
Sr. Unsec’d. Notes	7.750	09/01/29(d)		1,180	292,640
Sr. Unsec’d. Notes	8.994	02/01/26(d)		400	115,400
Sr. Unsec’d. Notes	9.750	11/01/30(d)		3,075	811,800

					2,470,640

United Arab Emirates 0.2%
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A	6.500	11/23/32		950	980,875

Zambia 0.1%
Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24(d)		670	422,100
Sr. Unsec’d. Notes	8.970	07/30/27(d)		480	299,400

					721,500

TOTAL SOVEREIGN BONDS (cost $133,983,446)					108,164,339

				Shares

COMMON STOCKS 2.1%

Jamaica 0.1%
Digicel International Finance Ltd.
(original Cost $208,462; purchased 01/29/24 - 01/30/24)*(f)				171,102	307,984

Luxembourg 0.3%
Intelsat Emergence SA*				51,488	1,419,163

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

United States 1.7%
CEC Entertainment, Inc.*	34,226	$616,068
Chesapeake Energy Corp.	18,874	1,455,374
Cornerstone Chemical Co.*^	50,669	962,711
Ferrellgas Partners LP (Class B Stock)
(original cost $2,328,464; purchased 09/15/15 - 01/30/17)(f)	8,479	1,393,917
GenOn Energy Holdings, Inc. (Class A Stock)*^	14,397	615,472
Heritage Power LLC*^	37,551	474,645
Heritage Power LLC*^	1,652	20,881
Heritage Power LLC*^	43,215	21,608
TPC Group, Inc.*^	48,777	1,365,756
Venator Materials PLC
(original cost $2,477,338; purchased 03/08/19 - 10/19/23)*(f)	2,352	2,266,656

		9,193,088

TOTAL COMMON STOCKS (cost $8,013,035)		10,920,235

PREFERRED STOCK 0.1%

Jamaica
Digicel International Finance Ltd.

(original cost $481,450; purchased 01/26/24 - 01/29/24)*^(f) (cost $481,450)	55,365	553,650

TOTAL LONG-TERM INVESTMENTS (cost $739,395,002)		665,274,044

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 5.560%) (cost $1,154,864)(wb)	1,154,864	1,154,864

TOTAL INVESTMENTS 126.3% (cost $740,549,866)		666,428,908
Liabilities in excess of other assets(z) (26.3)%		(138,944,180)

NET ASSETS 100.0%		$527,484,728

See the Glossary for a list of the abbreviation(s) used in the semiannual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 61

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,018,349 and 0.9% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $312,575,773 segregated as collateral for amount of $145,000,000 borrowed and outstanding as of January 31, 2024.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2024.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $15,632,853. The aggregate value of $8,627,399 is 1.6% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at January 31, 2024:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
145	2 Year U.S. Treasury Notes	Mar. 2024	$29,820,156	$253,198
121	5 Year Euro-Bobl	Mar. 2024	15,499,540	159,433
131	10 Year U.S. Treasury Notes	Mar. 2024	14,714,985	251,448
73	20 Year U.S. Treasury Bonds	Mar. 2024	8,931,094	425,543
49	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	6,331,719	304,617
152	Euro Schatz Index	Mar. 2024	17,443,449	52,968

				1,447,207

Short Positions:
49	5 Year U.S. Treasury Notes	Mar. 2024	5,311,141	5,471
29	10 Year Euro-Bund	Mar. 2024	4,257,580	(53,226)
46	10 Year U.K. Gilt	Mar. 2024	5,827,831	(156,857)

				(204,612)

				$1,242,595

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Forward foreign currency exchange contracts outstanding at January 31, 2024:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/24	BNYM	GBP	24,507	$31,131,193	$31,058,148	$—	$(73,045)
Expiring 02/02/24	JPM	GBP	1,034	1,312,745	1,310,383	—	(2,362)
Euro,
Expiring 02/02/24	BNP	EUR	77,714	84,524,463	83,992,079	—	(532,384)

				$116,968,401	$116,360,610	—	(607,791)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/02/24	BNYM	GBP	25,541	$32,461,463	$32,368,530	$92,933	$—
Expiring 03/04/24	BNYM	GBP	24,507	31,136,829	31,066,173	70,656	—
Expiring 03/04/24	HSBC	GBP	1,217	1,549,700	1,542,305	7,395	—
Euro,
Expiring 02/02/24	BNP	EUR	72,650	79,588,670	78,519,221	1,069,449	—
Expiring 02/02/24	BNYM	EUR	88	95,346	94,849	497	—
Expiring 02/02/24	CITI	EUR	3,686	4,040,056	3,983,652	56,404	—
Expiring 02/02/24	MSI	EUR	1,148	1,247,796	1,240,627	7,169	—
Expiring 02/02/24	TD	EUR	142	155,903	153,730	2,173	—
Expiring 03/04/24	BNP	EUR	77,714	84,628,212	84,107,262	520,950	—
Expiring 03/04/24	HSBC	EUR	886	963,458	958,708	4,750	—

				$235,867,433	$234,035,057	1,832,376	—

						$1,832,376	$(607,791)

Credit default swap agreements outstanding at January 31, 2024:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2024	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	20,666	$(1,116,897)	$(1,270,541)	$(153,644)
iTraxx.XO.40.V1	12/20/28	5.000%(Q) EUR	1,840	(69,758)	(152,301)	(82,543)

				$(1,186,655)	$(1,422,842)	$(236,187)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 63

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Credit default swap agreements outstanding at January 31, 2024 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at January 31, 2024(4)	Value at Trade Date	Value at January 31, 2024	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	8,200	0.564%	$159,121	$166,987	$7,866

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Total return swap agreements outstanding at January 31, 2024:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.320%	MSI	09/20/24	(7,290)	$(234,308)	$—	$(234,308)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.320%	BNP	09/20/24	(5,275)	(134,050)	—	(134,050)

					$(368,358)	$—	$(368,358)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(368,358)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$1,185,000	$—
JPS	1,716,000	—

Total	$2,901,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 65

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$21,293,236	$—
Convertible Bond
China	—	9,723	—
Corporate Bonds
Argentina	—	868,897	—
Australia	—	3,287,529	—
Brazil	—	20,370,881	—
Canada	—	23,487,699	—
Chile	—	2,507,828	—
China	—	2,465,701	—
Colombia	—	6,004,409	—
Costa Rica	—	535,851	—
Czech Republic	—	692,344	—
France	—	8,172,113	—
Germany	—	6,725,615	—
Ghana	—	1,568,531	—
Guatemala	—	2,939,700	—
India	—	10,731,936	—
Indonesia	—	529,669	—
Ireland	—	283,313	—
Israel	—	3,370,961	—
Jamaica	—	2,418,347	53,428
Japan	—	4,221,819	—
Kuwait	—	983,281	—
Luxembourg	—	12,247,824	—
Macau	—	5,018,130	—
Malaysia	—	1,807,301	—
Mexico	—	29,116,574	—
Morocco	—	425,020	—
Netherlands	—	7,799,334	—
Nigeria	—	541,800	—
Panama	—	1,031,484	—
Peru	—	2,302,453	—
Russia	—	178,438	—
Saudi Arabia	—	1,601,278	—
Slovenia	—	3,894,978	—
South Africa	—	9,956,656	—
Spain	—	5,060,852	1,121
Sweden	—	2,954,850	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Switzerland	$—	$1,791,482	$—
Thailand	—	2,937,584	—
Turkey	—	6,873,481	—
Ukraine	—	1,042,461	—
United Arab Emirates	—	1,606,230	—
United Kingdom	—	35,323,578	—
United States	—	261,689,067	891,477
Vietnam	—	1,317,618	—
Zambia	—	1,142,835	—
Floating Rate and Other Loans
Jamaica	—	2,253,325	—
Jersey	—	4,075,635	—
United Kingdom	—	6,534,852	—
United States	—	10,637,691	57,600
Sovereign Bonds
Angola	—	5,806,909	—
Argentina	—	9,583,109	—
Bahrain	—	1,684,863	—
Brazil	—	7,969,385	—
Cameroon	—	927,225	—
Colombia	—	9,006,772	—
Costa Rica	—	835,600	—
Dominican Republic	—	9,475,042	—
Ecuador	—	1,998,648	—
Egypt	—	4,920,217	—
El Salvador	—	851,500	—
Gabon	—	2,415,863	—
Ghana	—	1,022,250	—
Guatemala	—	1,792,853	—
Honduras	—	882,570	—
Hungary	—	900,013	—
Ivory Coast	—	5,772,696	—
Jordan	—	504,056	—
Lebanon	—	259,350	—
Mongolia	—	210,404	—
Morocco	—	2,422,014	—
Mozambique	—	1,982,306	—
Nigeria	—	1,205,575	—
Oman	—	4,407,757	—
Pakistan	—	3,521,047	—
Paraguay	—	904,400	—
Romania	—	3,635,822	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 67

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Senegal	$—	$2,002,652	$—
Serbia	—	4,413,817	—
South Africa	—	1,536,126	—
Sri Lanka	—	1,113,116	—
Turkey	—	10,027,367	—
Ukraine	—	2,470,640	—
United Arab Emirates	—	980,875	—
Zambia	—	721,500	—
Common Stocks
Jamaica	—	307,984	—
Luxembourg	—	1,419,163	—
United States	1,455,374	4,276,641	3,461,073
Preferred Stock
Jamaica	—	—	553,650
Short-Term Investment
Affiliated Mutual Fund	1,154,864	—	—

Total	$2,610,238	$658,800,321	$5,018,349

Other Financial Instruments*
Assets
Futures Contracts	$1,452,678	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,832,376	—
Centrally Cleared Credit Default Swap Agreement	—	7,866	—

Total	$1,452,678	$1,840,242	$—

Liabilities
Futures Contracts	$(210,083)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(607,791)	—
Centrally Cleared Credit Default Swap Agreements	—	(236,187)	—
OTC Total Return Swap Agreements	—	(368,358)	—

Total	$(210,083)	$(1,212,336)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2024 were as follows:

Sovereign Bonds	20.5%
Oil & Gas	12.8
Media	10.0
Retail	6.0
Telecommunications	5.5
Electric	5.3
Commercial Services	4.7
Chemicals	4.2
Collateralized Loan Obligations	4.0
Diversified Financial Services	3.9
Home Builders	3.2
Pipelines	3.2
Entertainment	3.0
Healthcare-Services	2.4
Foods	2.3
Aerospace & Defense	2.3
Banks	2.0
Lodging	2.0
Engineering & Construction	2.0
Building Materials	2.0
Leisure Time	2.0
Mining	1.8
Real Estate	1.8
Internet	1.6
Computers	1.5
Pharmaceuticals	1.4
Transportation	1.2
Auto Parts & Equipment	1.2
Software	1.1
Airlines	1.1
Advertising	0.8
Packaging & Containers	0.8

Iron/Steel	0.8%
Distribution/Wholesale	0.7
Gas	0.7
Energy-Alternate Sources	0.6
Housewares	0.6
Machinery-Diversified	0.5
Healthcare-Products	0.5
Wireless Telecommunication Services	0.4
Environmental Control	0.4
Oil, Gas & Consumable Fuels	0.4
Real Estate Investment Trusts (REITs)	0.3
Electrical Components & Equipment	0.3
Auto Manufacturers	0.3
Apparel	0.3
Gas Utilities	0.3
Miscellaneous Manufacturing	0.3
Household Products/Wares	0.2
Affiliated Mutual Fund	0.2
Investment Companies	0.2
Holding Companies-Diversified	0.2
Beverages	0.2
Electronics	0.1
Hotels, Restaurants & Leisure	0.1
Electric Utilities	0.1

126.3
Liabilities in excess of other assets	(26.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2024 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 69

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$7,866	*	Due from/to broker-variation margin swaps	$236,187	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,832,376		Unrealized depreciation on OTC forward foreign currency exchange contracts	607,791
Interest rate contracts	Due from/to broker-variation margin futures	1,452,678	*	Due from/to broker-variation margin futures	210,083	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	368,358

		$3,292,920			$1,422,419

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2024 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(982,717)
Foreign exchange contracts	—	1,059,792	—
Interest rate contracts	(1,576,165)	—	(14,619)

Total	$(1,576,165)	$1,059,792	$(997,336)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$518,542

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$1,690,392	$—
Interest rate contracts	2,206,789	—	(428,142)

Total	$2,206,789	$1,690,392	$90,400

For the six months ended January 31, 2024, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$84,208,292
Futures Contracts - Short Positions (1)	11,157,870
Forward Foreign Currency Exchange Contracts - Purchased (2)	108,492,703
Forward Foreign Currency Exchange Contracts - Sold (2)	215,655,745
Credit Default Swap Agreements - Buy Protection (1)	25,819,907
Credit Default Swap Agreements - Sell Protection (1)	2,733,333
Total Return Swap Agreements (1)	8,591,667

*	Average volume is based on average quarter end balances for the six months ended January 31, 2024.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$1,590,399	$(666,434)	$923,965	$(873,388)	$50,577
BNYM	164,086	(73,045)	91,041	—	91,041
CITI	56,404	—	56,404	—	56,404
HSBC	12,145	—	12,145	—	12,145
JPM	—	(2,362)	(2,362)	—	(2,362)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 71

PGIM Global High Yield Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

MSI	$7,169	$(234,308)	$(227,139)	$227,139	$—
TD	2,173	—	2,173	—	2,173

	$1,832,376	$(976,149)	$856,227	$(646,249)	$209,978

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Assets & Liabilities  (unaudited)

as of January 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $739,395,002)	$665,274,044
Affiliated investments (cost $1,154,864)	1,154,864
Cash	126,090
Foreign currency, at value (cost $79,520)	79,316
Cash segregated for counterparty - OTC	300,000
Dividends and interest receivable	10,570,599
Receivable for investments sold	4,367,517
Deposit with broker for centrally cleared/exchange-traded derivatives	2,901,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,832,376
Due from broker—variation margin futures	304,461
Due from broker—variation margin swaps	89,212
Tax reclaim receivable	14,196
Prepaid expenses	2,720

Total Assets	687,016,395

Liabilities

Loan payable	145,000,000
Payable for investments purchased	11,989,427
Interest payable	785,432
Unrealized depreciation on OTC forward foreign currency exchange contracts	607,791
Management fee payable	482,755
Unrealized depreciation on OTC swap agreements	368,358
Accrued expenses and other liabilities	220,592
Deferred directors’ fees and directors’ fees payable	57,278
Exchange listing fees payable	20,034

Total Liabilities	159,531,667

Net Assets	$527,484,728

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	768,273,815
Total distributable earnings (loss)	(240,830,011)

Net assets, January 31, 2024	$527,484,728

Net asset value and redemption price per share ($527,484,728 ÷ 40,923,879 shares of common stock issued and outstanding)	$12.89

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 73

PGIM Global High Yield Fund, Inc.

Statement of Operations  (unaudited)

Six Months Ended January 31, 2024

Net Investment Income (Loss)

Income
Interest income (net of $10,412 foreign withholding tax)	$24,140,447
Affiliated dividend income	217,100
Unaffiliated dividend income	34,172

Total income	24,391,719

Expenses
Management fee	2,791,965
Interest expense	4,586,512
Shareholders’ reports	41,196
Professional fees	35,813
Custodian and accounting fees	28,418
Audit fee	24,887
Exchange listing fees	20,034
Transfer agent’s fees and expenses	11,327
Directors’ fees	5,809
Miscellaneous	19,653

Total expenses	7,565,614

Net investment income (loss)	16,826,105

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(18,395,489)
Futures transactions	(1,576,165)
Forward currency contract transactions	1,059,792
Swap agreement transactions	(997,336)
Foreign currency transactions	(3,329,765)

(23,238,963)

Net change in unrealized appreciation (depreciation) on:
Investments	37,194,411
Futures	2,206,789
Forward currency contracts	1,690,392
Swap agreements	90,400
Foreign currencies	(10,658)

41,171,334

Net gain (loss) on investment and foreign currency transactions	17,932,371

Net Increase (Decrease) In Net Assets Resulting From Operations	$34,758,476

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended January 31, 2024	Year Ended July 31, 2023
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16,826,105	$34,894,656
Net realized gain (loss) on investment and foreign currency transactions	(23,238,963)	(18,060,451)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	41,171,334	18,156,960

Net increase (decrease) in net assets resulting from operations	34,758,476	34,991,165

Dividends and Distributions
Distributions from distributable earnings	(25,782,044)	(51,564,088)

Total increase (decrease)	8,976,432	(16,572,923)

Net Assets:

Beginning of period	518,508,296	535,081,219

End of period	$527,484,728	$518,508,296

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 75

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows  (unaudited)

Six Months Ended January 31, 2024

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$34,758,476

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	144,260,274
Purchases of long-term portfolio investments, net of amounts payable	(130,884,560)
Net proceeds (purchases) of short-term portfolio investments	372,312
Net premiums (paid) received for swap agreements	(478,794)
Amortization of premium and accretion of discount on portfolio investments	(2,957,378)
Net realized (gain) loss on investment transactions	18,395,489
Net realized (gain) loss on futures transactions	1,576,165
Net realized (gain) loss on forward currency contract transactions	(1,059,792)
Net realized (gain) loss on swap agreement transactions	997,336
Net realized (gain) loss on foreign currency transactions	3,329,765
Net change in unrealized (appreciation) depreciation on investments	(37,194,411)
Net change in unrealized (appreciation) depreciation on futures	(2,206,789)
Net change in unrealized (appreciation) depreciation on forward currency contracts	(1,690,392)
Net change in unrealized (appreciation) depreciation on swap agreements	(90,400)
Net change in unrealized (appreciation) depreciation on foreign currencies	10,658
(Increase) Decrease In Assets:
Dividends and interest receivable	525,791
Prepaid expenses	(2,720)
Increase (Decrease) In Liabilities:
Interest payable	43,475
Management fee payable	8,173
Accrued expenses and other liabilities	36,582
Deferred directors’ fees and directors’ fees payable	1,878
Exchange listing fees payable	(19,816)
Dividends payable	(71,405)

Total adjustments	(7,098,559)

Net cash provided by (used for) operating activities	27,659,917

Effect of exchange rate changes on cash	(1,650,007)

Cash Flows Provided By (Used For) Financing Activities:
Cash paid on distributions from distributable earnings	(25,782,044)

Net cash provided by (used for) financing activities	(25,782,044)

Net increase (decrease) in cash and restricted cash, including foreign currency	227,866

Cash and restricted cash at beginning of period, including foreign currency	3,572,213

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$3,800,079

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$4,543,037

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended January 31, 2024

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

January 31, 2024

Cash	$126,090
Foreign currency, at value	79,316
Restricted cash:
Cash segregated for counterparty - OTC	300,000
Deposit with broker for centrally cleared/exchange-traded derivatives	2,901,000
Due from broker-variation margin futures	304,461
Due from broker-variation margin swaps	89,212

Total Cash and Restricted Cash, Including Foreign Currency	$3,800,079

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 77

PGIM Global High Yield Fund, Inc.

Financial Highlights (unaudited)

Six Months Ended January 31, 2024

	Six Months Ended January 31,		Year Ended July 31,
	2024		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$12.67		$13.08	$16.71	$15.50	$16.64	$16.17
Income (loss) from investment operations:
Net investment income (loss)	0.41		0.85	0.94	1.09	1.10	0.91
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.44		- (b)	(3.31)	1.38	(0.98)	0.64
Total from investment operations	0.85		0.85	(2.37)	2.47	0.12	1.55
Less Dividends and Distributions:
Dividends from net investment income	(0.63)		(1.26)	(1.26)	(1.10)	(1.26)	(1.08)
Tax return of capital distributions	-		-	-	(0.16)	-	-
Total dividends and distributions	(0.63)		(1.26)	(1.26)	(1.26)	(1.26)	(1.08)
Net asset value, end of period	$12.89		$12.67	$13.08	$16.71	$15.50	$16.64
Market price, end of period	$11.39		$11.38	$11.98	$15.59	$13.18	$14.52
Total Return(c):	5.90%		6.31%	(15.91)%	28.97%	(0.40)%	15.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$527,485		$518,508	$535,081	$683,720	$634,170	$680,904
Average net assets (000)	$507,874		$514,641	$623,650	$663,605	$634,188	$657,922
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.96	%(f)	2.28%	1.48%	1.59%	1.99%	2.56%
Expenses before waivers and/or expense reimbursement(e)	2.96	%(f)	2.28%	1.48%	1.59%	1.99%	2.56%
Net investment income (loss)	6.59	%(f)	6.78%	6.19%	6.70%	7.13%	5.68%
Portfolio turnover rate(g)	21%		25%	35%	51%	49%	96%
Asset coverage	464%		458%	701%	375%	383%	340%
Total debt outstanding at period-end (000)	$145,000		$145,000	$89,000	$249,000	$224,000	$284,000

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 1.80%, 1.12%, 0.32%, 0.33%, 0.75% and 1.28%, for the six months ended January 31, 2024 and years ended July 31, 2023, 2022, 2021, 2020 and 2019, respectively. Includes tax expense of 0.05%, 0.01% and 0.01% for the years ended July 31, 2023, 2020 and 2019, respectively.

(f)	Annualized.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Financial Highlights  (unaudited) (continued)

Six Months Ended January 31, 2024

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 79

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 120.3%

ASSET-BACKED SECURITIES 7.2%

Collateralized Loan Obligations
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	7.064%(c)	07/15/30	4,166	$4,182,711
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.630(c)	07/18/30	1,524	1,524,671
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.749(c)	08/20/32	3,000	2,997,590
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.548(c)	04/17/31	2,522	2,525,275
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)	6.619(c)	04/20/31	2,615	2,618,382
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.756(c)	01/15/31	1,625	1,625,101
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	7.538(c)	10/20/31	1,531	1,534,638
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.519(c)	10/21/30	2,435	2,438,054
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.718(c)	01/20/35	2,250	2,269,016
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)	7.134(c)	04/15/31	3,119	3,125,978
Shackleton CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 0.262%)	6.731(c)	08/15/30	1,621	1,624,138
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.696(c)	04/25/31	2,066	2,067,944
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.556(c)	04/25/31	1,083	1,085,005

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Voya CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-03A, Class A1R, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.452%)	6.769%(c)	10/20/31	3,809	$3,816,489

TOTAL ASSET-BACKED SECURITIES (cost $33,021,480)				33,434,992

CORPORATE BONDS 105.6%

Advertising 0.3%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	1,640	1,277,938

Aerospace & Defense 2.9%

Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805	05/01/50	2,650	2,656,520
Sr. Unsec’d. Notes	5.930	05/01/60	750	747,817
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,500	1,461,735
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	679	684,561
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	1,350	1,373,625
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	2,645	2,637,832
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	940	994,050
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	600	560,321
Gtd. Notes(aa)	5.500	11/15/27	1,825	1,778,496
Sr. Sec’d. Notes, 144A	6.250	03/15/26	600	596,748

				13,491,705

Agriculture 0.3%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	1,350	1,245,464

Airlines 1.4%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	350	355,512
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	863	853,875
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29	1,425	1,400,219

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 81

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750%	01/20/26	400	$376,360
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,080	1,042,776
Sr. Sec’d. Notes, 144A	4.625	04/15/29	830	768,811
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	750	532,500
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	905	764,725
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	520	439,474

				6,534,252

Apparel 0.4%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	375	340,444
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,825	1,470,650

				1,811,094

Auto Manufacturers 1.3%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	538	445,556
Sr. Unsec’d. Notes	4.750	01/15/43	1,200	988,118
Sr. Unsec’d. Notes	7.400	11/01/46	200	217,072
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.375	11/13/25	725	695,858
Sr. Unsec’d. Notes	5.584	03/18/24	310	309,757
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	1,000	1,006,400
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	525	537,393
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.810	09/17/30	400	373,538
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,325	1,338,533

				5,912,225

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 1.4%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875%	08/15/26	1,611	$1,566,697
Sr. Sec’d. Notes, 144A	7.000	04/15/28	400	407,500
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	195	192,752
Gtd. Notes	6.500	04/01/27	256	255,239
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	8.500	05/15/27	375	377,250
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	250	248,438
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	250	218,459
Sr. Unsec’d. Notes	4.500	02/15/32	600	515,124
Sr. Unsec’d. Notes	5.375	11/15/27	200	195,282
Sr. Unsec’d. Notes	5.625	06/15/28	600	585,555
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	1,375	1,201,512
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	925	920,742

				6,684,550

Banks 0.8%

Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	825	761,614
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	550	547,716
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	250	274,277
Sr. Unsec’d. Notes, 144A	12.250	10/01/30	325	362,184
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	2,200	1,818,872

				3,764,663

Building Materials 2.1%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	650	667,534
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29	1,100	977,944

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 83

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875%	01/31/27	720	$720,340
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	430	421,518
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	462	451,066
Knife River Corp.,
Sr. Unsec’d. Notes, 144A	7.750	05/01/31	300	315,310
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	675	582,187
Gtd. Notes, 144A	5.375	02/01/28	105	101,587
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	682	620,800
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,123	1,097,709
Sr. Sec’d. Notes, 144A	8.875	11/15/31	555	583,204
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	350	297,280
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,250	1,135,925
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,400	1,338,602
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	320	310,832
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	7.250	01/15/31	195	202,655

				9,824,493

Chemicals 2.7%

Ashland, Inc.,
Sr. Unsec’d. Notes(aa)	6.875	05/15/43	2,125	2,104,703
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	325	210,949
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	225	107,192
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	870	866,818
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	625	546,681
Gtd. Notes, 144A	5.750	11/15/28	345	326,057
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A^	15.000	12/06/28	772	771,511

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000%	12/15/28	925	$788,103
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	1,315	1,303,494
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	625	570,282
Sr. Sec’d. Notes, 144A	9.750	11/15/28	925	981,171
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	475	469,915
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	35	34,096
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	1,195	1,014,579
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	450	384,687
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	1,009	1,026,271
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	515	454,790
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	400	341,995
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	7.375	03/01/31	175	178,124

				12,481,418

Coal 0.2%

Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	13.125	05/01/28	686	661,133
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	400	419,000

				1,080,133

Commercial Services 7.0%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	759	718,072
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	430	424,070

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 85

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Allied Universal Holdco LLC/Allied Universal Finance Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A(aa)	6.000%	06/01/29		1,350	$1,117,895
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27		3,875	3,788,020
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		860	777,225
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,315	1,180,213
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		500	479,757
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29		825	748,627
Gtd. Notes, 144A	4.625	10/01/27		400	381,280
APi Group DE, Inc.,
Gtd. Notes, 144A	4.750	10/15/29		325	303,792
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A(aa)	4.750	04/01/28		1,295	1,193,987
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	275	295,344
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		375	356,573
Gtd. Notes, 144A(aa)	5.500	07/15/25		200	199,216
Carriage Services, Inc.,
Gtd. Notes, 144A	4.250	05/15/29		200	173,646
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29		425	386,259
Gtd. Notes, 144A	3.750	10/01/30		325	291,164
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31		450	468,858
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27		441	432,972
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26		475	427,503
Gtd. Notes, 144A	5.000	12/01/29		525	415,843
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		2,750	2,526,591
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A(aa)	5.500	09/01/28		2,075	1,841,936
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		875	820,039

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Service Corp. International,
Sr. Unsec’d. Notes	3.375%	08/15/30	1,457	$1,269,926
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	575	506,036
Gtd. Notes	4.000	07/15/30	150	137,208
Gtd. Notes(aa)	4.875	01/15/28	5,720	5,582,031
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	4,825	4,842,643
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	350	365,700

				32,452,426

Computers 0.7%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	225	210,094
McAfee Corp.,
Sr. Unsec’d. Notes, 144A(aa)	7.375	02/15/30	1,130	1,023,744
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	550	518,316
Gtd. Notes, 144A	5.125	04/15/29	425	399,917
Gtd. Notes, 144A	5.250	10/01/30	350	321,004
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	875	871,273

				3,344,348

Distribution/Wholesale 0.7%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A(aa)	3.875	12/15/28	2,250	2,042,865
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A	7.750	03/15/31	450	472,500
Sr. Sec’d. Notes, 144A	6.750	03/15/28	150	154,032
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	750	772,665

				3,442,062

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 87

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 4.5%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	9.750%	03/15/29	1,140	$1,140,949
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	110	111,393
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000	02/15/27	425	437,848
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	525	500,062
Gtd. Notes, 144A	9.250	12/01/28	230	244,375
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	1,525	1,375,242
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	900	733,259
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	875	806,359
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.375	05/15/31	100	90,837
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.125	03/30/29	800	832,000
Sr. Unsec’d. Notes, 144A	8.375	05/01/28	200	209,250
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	1,075	967,949
Gtd. Notes, 144A(aa)	5.500	08/15/28	2,420	2,303,765
Gtd. Notes, 144A(aa)	6.000	01/15/27	1,725	1,698,786
Sr. Unsec’d. Notes, 144A	7.125	02/01/32	360	357,340
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	1,800	1,626,669
Sr. Unsec’d. Notes	9.375	07/25/30	525	547,488
OneMain Finance Corp.,
Gtd. Notes	6.875	03/15/25	125	125,663
Gtd. Notes(aa)	7.125	03/15/26	3,748	3,798,112
Gtd. Notes	7.875	03/15/30	215	218,424
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	575	521,513
Gtd. Notes, 144A	5.375	10/15/25	800	788,744
Gtd. Notes, 144A	7.875	12/15/29	225	232,163
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	200	178,250

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., (cont’d.)
Gtd. Notes, 144A	3.875%	03/01/31		50	$43,888
Gtd. Notes, 144A	4.000	10/15/33		1,175	997,010

					20,887,338

Electric 5.1%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31		75	65,420
Sr. Sec’d. Notes, 144A	4.500	02/15/28		375	356,729
Sr. Unsec’d. Notes, 144A(aa)	4.625	02/01/29		2,025	1,870,798
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		875	793,748
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28		5,950	5,686,797
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% (original cost $267,174; purchased 01/17/19 - 12/11/23)(f)	13.000	06/01/24		267	160,304
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28		2,975	2,943,832
Gtd. Notes, 144A	3.375	02/15/29		150	132,919
Gtd. Notes, 144A	3.625	02/15/31		325	278,377
Gtd. Notes, 144A	3.875	02/15/32		625	533,360
Gtd. Notes, 144A	5.250	06/15/29		650	623,286
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)		1,050	1,105,608
PG&E Corp.,
Sr. Sec’d. Notes	5.250	07/01/30		510	487,915
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		825	803,972
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		375	376,333
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		1,075	992,806
Gtd. Notes, 144A	5.000	07/31/27		325	314,787
Gtd. Notes, 144A	5.500	09/01/26		525	520,122
Gtd. Notes, 144A(aa)	5.625	02/15/27		5,675	5,595,809

					23,642,922

Electrical Components & Equipment 0.7%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	100	94,967

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 89

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment (cont’d.)

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	750	$677,690
Gtd. Notes, 144A	4.750	06/15/28	350	325,686
EnerSys,
Gtd. Notes, 144A	6.625	01/15/32	160	162,121
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	600	603,166
Gtd. Notes, 144A(aa)	7.250	06/15/28	1,130	1,160,984

				3,024,614

Electronics 0.3%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	1,515	1,536,020

Engineering & Construction 0.3%

AECOM,
Gtd. Notes	5.125	03/15/27	205	201,759
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30	350	369,798
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	500	454,024
Gtd. Notes, 144A	4.125	02/15/32	425	373,064

				1,398,645

Entertainment 4.1%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	2,035	2,044,840
Sr. Sec’d. Notes, 144A	6.500	02/15/32	1,140	1,151,220
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,575	1,622,283
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	1,575	1,438,281
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	275	272,142
Churchill Downs, Inc.,
Gtd. Notes, 144A	6.750	05/01/31	50	50,683
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	1,075	1,040,077
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	100	91,883

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625%	04/15/26	2,100	$2,112,451
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	300	289,734
Sr. Sec’d. Notes, 144A	6.250	01/15/27	350	350,770
Sr. Sec’d. Notes, 144A	6.500	02/15/25	860	860,000
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	825	782,731
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	525	480,361
Light & Wonder International, Inc.,
Gtd. Notes, 144A	7.500	09/01/31	75	78,109
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	825	764,237
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	344	329,380
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	675	579,740
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,080	2,009,670
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,100	798,144
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	825	781,767
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	1,110	1,050,597
Gtd. Notes, 144A	7.125	02/15/31	100	103,149

				19,082,249

Environmental Control 0.7%

Covanta Holding Corp.,
Gtd. Notes	5.000	09/01/30	325	276,780
Gtd. Notes, 144A	4.875	12/01/29	700	604,901
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	275	251,625
Gtd. Notes, 144A	4.375	08/15/29	1,625	1,484,844

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 91

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Environmental Control (cont’d.)

GFL Environmental, Inc. (Canada), (cont’d.)
Gtd. Notes, 144A	4.750%	06/15/29	50	$46,875
Sr. Sec’d. Notes, 144A	6.750	01/15/31	380	387,600

				3,052,625

Foods 1.9%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	985	890,817
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27	2,950	2,660,222
Sr. Sec’d. Notes, 144A	8.000	09/15/28	550	573,030
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	325	263,888
Chobani LLC/Chobani Finance Corp., Inc.,
Sr. Sec’d. Notes, 144A	4.625	11/15/28	50	46,823
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	3.750	12/01/31	525	452,192
Sr. Unsec’d. Notes	5.500	01/15/30	900	880,074
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	225	205,366
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32	375	316,733
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	1,075	988,751
Gtd. Notes, 144A	5.500	12/15/29	425	411,085
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	1,400	1,257,048

				8,946,029

Gas 0.3%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	25	24,575
Sr. Unsec’d. Notes	5.750	05/20/27	1,075	1,030,132
Sr. Unsec’d. Notes	5.875	08/20/26	325	314,227

				1,368,934

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 1.0%

Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000%	02/15/30	800	$654,535
Sr. Sec’d. Notes, 144A	6.750	02/15/30	150	131,723
Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875	04/01/29	2,725	2,467,545
Sr. Unsec’d. Notes, 144A	5.250	10/01/29	1,325	1,235,553

				4,489,356

Healthcare-Services 4.1%

DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31	3,300	2,717,872
Gtd. Notes, 144A(aa)	4.625	06/01/30	2,475	2,189,234
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	550	515,802
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	925	731,215
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25	1,550	1,542,684
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	3,050	3,048,677
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,925	1,784,462
Sr. Sec’d. Notes(aa)	4.375	01/15/30	4,825	4,460,463
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	2,025	2,085,544

				19,075,953

Home Builders 5.5%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	975	887,323
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	625	565,554
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,425	1,390,050
Gtd. Notes(aa)	7.250	10/15/29	1,975	1,985,105
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A(aa)	4.875	02/15/30	2,175	1,930,312
Gtd. Notes, 144A	6.250	09/15/27	40	38,800

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 93

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.000%	06/15/29	400	$361,500
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	1,600	1,611,681
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	275	271,906
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	450	427,341
Gtd. Notes, 144A(aa)	5.000	03/01/28	1,200	1,140,680
KB Home,
Gtd. Notes	4.800	11/15/29	1,000	943,497
Gtd. Notes	6.875	06/15/27	1,225	1,263,144
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,252,166
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	375	335,571
Gtd. Notes	4.950	02/01/28	450	430,762
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	1,333	1,209,697
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	1,037,375
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	1,775	1,748,524
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,043	995,896
Sr. Unsec’d. Notes	4.750	04/01/29	475	446,919
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	975	992,144
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	535	544,154
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	450	447,670
Gtd. Notes, 144A	5.875	06/15/27	925	925,043
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	830	792,739
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	1,555	1,533,516

				25,509,069

Home Furnishings 0.0%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	200	180,600

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A(aa)	4.250%	03/15/29	1,150	$1,042,892
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125	04/30/31	100	88,486
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	800	774,000
Sr. Sec’d. Notes, 144A	5.000	12/31/26	175	168,875

				2,074,253

Housewares 0.7%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	1,500	1,262,858
Gtd. Notes	4.375	02/01/32	725	607,863
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	10/01/29	1,675	1,156,645

				3,027,366

Insurance 0.3%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	380	381,177
Sr. Unsec’d. Notes, 144A	10.125	08/01/26	225	234,590
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	725	687,767

				1,303,534

Internet 1.3%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A(aa)	3.875	09/15/27	1,925	1,724,566
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	625	528,205
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	04/15/25	2,000	1,988,912
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	525	475,056
Gtd. Notes, 144A	5.250	12/01/27	1,165	1,143,425

				5,860,164

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 95

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.8%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250%	08/15/30	275	$283,413
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	01/31/29	1,709	1,728,523
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	800	806,725
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	175	159,523
Sr. Unsec’d. Notes	4.375	03/15/32	275	245,495
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	575	605,187

				3,828,866

Leisure Time 4.7%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	4,175	4,122,812
Gtd. Notes, 144A	6.000	05/01/29	1,275	1,230,375
Gtd. Notes, 144A	10.500	06/01/30	200	218,750
Sr. Sec’d. Notes, 144A	4.000	08/01/28	325	300,285
Carnival Holdings Bermuda Ltd.,
Gtd. Notes, 144A	10.375	05/01/28	1,300	1,423,413
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	975	1,012,250
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	2,150	2,092,219
Sr. Sec’d. Notes, 144A	5.875	02/15/27	150	147,488
Sr. Sec’d. Notes, 144A	8.125	01/15/29	200	209,250
Sr. Sec’d. Notes, 144A	8.375	02/01/28	1,150	1,202,256
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	1,335	1,343,344
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	1,150	1,198,266
Gtd. Notes, 144A	9.250	01/15/29	475	510,772
Sr. Sec’d. Notes, 144A	8.250	01/15/29	875	927,189
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	500	491,875
Sr. Unsec’d. Notes, 144A	5.500	08/31/26	250	247,500
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	1,225	1,210,022
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	250	272,090
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,425	1,376,393

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

Viking Cruises Ltd., (cont’d.)
Sr. Unsec’d. Notes, 144A	7.000%	02/15/29	250	$249,063
Sr. Unsec’d. Notes, 144A	9.125	07/15/31	625	668,750
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	1,200	1,169,808
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	225	220,874

				21,845,044

Lodging 2.0%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	475	436,803
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	900	772,507
Gtd. Notes, 144A	4.000	05/01/31	275	246,830
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	200	194,256
Gtd. Notes(aa)	5.500	04/15/27	1,136	1,121,211
Gtd. Notes	5.750	06/15/25	50	50,052
Gtd. Notes(aa)	6.750	05/01/25	1,910	1,914,345
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	625	617,815
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,325	1,174,281
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	550	515,453
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	2,425	2,244,337

				9,287,890

Machinery-Construction & Mining 0.2%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	725	690,585

Machinery-Diversified 0.8%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	435	464,633
Sr. Sec’d. Notes, 144A	7.500	01/01/30	750	771,810

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 97

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)

GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625%	12/15/28	975	$643,418
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC (Canada),
Sr. Sec’d. Notes, 144A	9.000	02/15/29	205	205,000
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	775	809,583
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	625	603,125

				3,497,569

Media 8.1%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	5.000	01/15/28	600	536,250
Sr. Sec’d. Notes, 144A	5.750	08/15/29	200	173,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	1,550	1,293,472
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	5,600	4,719,181
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	700	573,822
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,900	2,576,645
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	1,000	943,697
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	75	72,309
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	375	371,446
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	1,175	804,284
Gtd. Notes, 144A(aa)	4.125	12/01/30	775	561,463
Gtd. Notes, 144A	6.500	02/01/29	1,200	1,022,994
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,875	2,517,125
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/15/30	2,550	1,351,358
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $5,393,891;purchased 07/18/19 - 11/18/21)(f)	6.625	08/15/27(d)	6,595	445,162
Sec’d. Notes, 144A (original cost $3,277,261;purchased 07/18/19 - 08/30/22)(f)	5.375	08/15/26(d)	6,090	422,513
Directv Financing LLC,
Sr. Sec’d. Notes, 144A	8.875	02/01/30	550	561,075
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	1,840	681,786

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

DISH DBS Corp., (cont’d.)
Gtd. Notes	7.375%	07/01/28	1,065	$469,637
Gtd. Notes	7.750	07/01/26	5,015	2,958,971
DISH Network Corp.,
Sr. Sec’d. Notes, 144A(aa)	11.750	11/15/27	1,875	1,956,403
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	1,805	1,768,933
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	1,040	1,007,873
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	325	298,639
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	150	137,374
Gtd. Notes, 144A	5.625	07/15/27	984	957,088
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	610	472,513
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28	3,680	1,583,119
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	1,095	1,035,765
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	400	355,934
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	2,135	2,112,848
Sr. Sec’d. Notes, 144A	8.000	08/15/28	1,205	1,225,261
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	1,600	1,392,000

				37,360,440

Metal Fabricate/Hardware 0.1%
Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	525	482,431

Mining 1.7%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	275	287,681
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	1,425	1,353,850
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27	200	177,638

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 99

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

First Quantum Minerals Ltd. (Zambia), (cont’d.)
Gtd. Notes, 144A	7.500%	04/01/25	604	$586,707
Gtd. Notes, 144A	8.625	06/01/31	500	459,063
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	700	701,898
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	900	877,095
Gtd. Notes, 144A	6.125	04/01/29	1,270	1,250,950
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	1,245	1,234,106
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	775	672,670
Gtd. Notes, 144A	4.750	01/30/30	275	255,124

				7,856,782

Miscellaneous Manufacturing 0.5%

Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27	1,075	1,060,025
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	785	711,086
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	550	573,034

				2,344,145

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	685	621,120

Oil & Gas 8.6%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	550	548,225
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24(d)	5,325	533
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	775	739,398
Gtd. Notes, 144A	7.625	02/01/29	504	518,953

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000%	11/01/26	25	$25,015
Gtd. Notes, 144A	9.000	11/01/27	527	669,127
Sr. Unsec’d. Notes, 144A(aa)	8.250	12/31/28	2,192	2,240,097
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A(aa)	9.750	11/01/26	1,650	1,753,125
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	375	373,163
Gtd. Notes, 144A	5.875	02/01/29	750	744,825
Gtd. Notes, 144A	6.750	04/15/29	535	541,066
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	1,175	1,173,781
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	975	1,025,264
Gtd. Notes, 144A	8.625	11/01/30	575	614,505
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	1,175	1,179,804
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	600	519,914
Gtd. Notes, 144A	6.750	03/01/29	975	896,856
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.250	05/01/26	125	124,849
Gtd. Notes, 144A	9.250	02/15/28	925	965,126
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	326	321,370
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	525	523,259
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500	10/01/30	300	307,500
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	775	771,216
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	275	267,028
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	850	825,178
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	625	601,442
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	1,808	1,801,353
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	750	724,285
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	333	357,739

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 101

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875%	02/01/29	375	$364,800
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	975	951,844
Gtd. Notes, 144A	7.500	01/15/28	1,325	1,201,775
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27	50	49,427
Gtd. Notes, 144A	9.125	01/31/30	1,230	1,253,797
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	225	233,712
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	525	483,656
Gtd. Notes, 144A	4.625	05/01/30	1,325	1,215,687
Permian Resources Operating LLC,
Gtd. Notes, 144A	7.000	01/15/32	765	789,796
Gtd. Notes, 144A	8.000	04/15/27	250	258,894
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	275	271,645
Gtd. Notes, 144A(aa)	7.125	01/15/26	1,106	1,101,819
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	100	98,722
Gtd. Notes, 144A	4.750	02/15/30	575	535,163
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month SOFR + 7.750%	13.135(c)	12/15/28	1,905	1,872,093
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	1,300	1,204,104
Gtd. Notes	5.375	02/01/29	375	366,860
Gtd. Notes	5.375	03/15/30	1,800	1,742,429
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	1,530	1,426,878
Gtd. Notes	4.500	04/30/30	700	647,908
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,400	1,384,250
Gtd. Notes, 144A	8.000	02/01/27	100	98,978
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	425	434,044

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Vital Energy, Inc.,
Gtd. Notes	9.750%	10/15/30	225	$239,016
Gtd. Notes	10.125	01/15/28	200	209,478

				39,590,771

Packaging & Containers 2.4%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(aa)	6.500	06/30/27	1,266	611,946
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	1,210	1,083,205
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	300	297,155
Gtd. Notes, 144A	3.500	03/01/29	575	519,352
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	300	270,000
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	1,184	1,110,000
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	425	380,891
Sr. Sec’d. Notes, 144A	6.750	07/15/26	250	243,262
Sr. Sec’d. Notes, 144A	9.500	11/01/28	200	199,736
Sr. Unsec’d. Notes, 144A(aa)	8.250	11/01/29	1,250	1,022,000
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	800	765,011
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26	650	656,619
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	325	300,788
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	500,339
Gtd. Notes, 144A	6.625	05/13/27	230	229,993
Gtd. Notes, 144A	7.250	05/15/31	400	403,160
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	725	676,392
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	150	150,719

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 103

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Trident TPI Holdings, Inc.,
Gtd. Notes, 144A(aa)	12.750%	12/31/28	1,275	$1,366,094
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	325	292,123

				11,078,785

Pharmaceuticals 2.5%

AdaptHealth LLC,
Gtd. Notes, 144A(aa)	4.625	08/01/29	1,225	968,720
Gtd. Notes, 144A	5.125	03/01/30	725	569,192
Gtd. Notes, 144A	6.125	08/01/28	845	739,488
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	925	512,379
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	975	419,250
Gtd. Notes, 144A	5.000	02/15/29	1,150	477,250
Gtd. Notes, 144A(aa)	5.250	01/30/30	2,325	936,836
Gtd. Notes, 144A(aa)	5.250	02/15/31	2,635	1,100,113
Gtd. Notes, 144A(aa)	6.250	02/15/29	4,110	1,726,200
Gtd. Notes, 144A	7.000	01/15/28	250	110,000
Gtd. Notes, 144A	9.000	12/15/25	500	471,250
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A	4.375	01/15/29	355	327,860
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	375	342,616
Sr. Unsec’d. Notes, 144A(aa)	5.125	04/30/31	2,625	2,257,279
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	725	591,752

				11,550,185

Pipelines 5.3%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	725	697,078
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,425	2,381,026
Gtd. Notes, 144A	6.625	02/01/32	300	298,848
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	1,575	1,429,437

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Cheniere Energy, Inc.,
Sr. Unsec’d. Notes(aa)	4.625%	10/15/28	2,000	$1,937,132
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	100	87,275
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,075	1,039,205
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500	07/15/28	50	49,595
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	351	351,002
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,275	1,291,179
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	125	128,539
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	525	563,086
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	375	371,796
Gtd. Notes(aa)	7.000	08/01/27	750	754,499
Gtd. Notes, 144A	8.250	01/15/32	375	384,551
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28	250	263,568
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.875	04/15/40	2,050	2,032,227
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	1,829	1,748,656
Gtd. Notes, 144A	6.000	12/31/30	365	340,052
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	435	433,846
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	985	879,922
Sr. Sec’d. Notes, 144A	4.125	08/15/31	285	252,295
Sr. Sec’d. Notes, 144A	6.250	01/15/30	300	300,608
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A(aa)	9.500	02/01/29	2,350	2,496,454
Sr. Sec’d. Notes, 144A(aa)	9.875	02/01/32	2,500	2,628,034
Western Midstream Operating LP,
Sr. Unsec’d. Notes(aa)	4.050(cc)	02/01/30	1,275	1,196,261
Sr. Unsec’d. Notes	5.500	08/15/48	75	66,403

				24,402,574

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 105

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 1.2%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500%(cc)	01/15/28	1,112	$1,134,798
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	250	266,217
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	1,175	1,060,614
Gtd. Notes, 144A	4.375	02/01/31	875	764,283
Gtd. Notes, 144A	5.375	08/01/28	590	565,549
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,700	1,579,632

				5,371,093

Real Estate Investment Trusts (REITs) 1.9%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	861	649,924
Gtd. Notes	9.750	06/15/25	500	498,000
Sr. Unsec’d. Notes(aa)	4.750	02/15/28	1,375	1,078,936
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	125	76,881
Gtd. Notes(aa)	5.000	10/15/27	2,125	1,611,854
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,665	1,674,203
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	675	627,148
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(aa)	4.500	01/15/28	2,000	1,910,014
Gtd. Notes, 144A(aa)	4.625	12/01/29	825	780,589

				8,907,549

Retail 5.6%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A(aa)	4.000	10/15/30	2,525	2,253,562
Sr. Sec’d. Notes, 144A	3.875	01/15/28	338	318,142
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29	625	550,726

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750%	04/01/27	225	$214,221
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A	6.500	08/01/30	125	126,880
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24	450	446,639
Gtd. Notes, 144A	8.250	07/15/30	900	941,692
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29	500	511,984
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	12.000	11/30/28	1,075	1,133,104
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $ 115,938; purchased 08/02/22 - 08/04/22)(f)	5.375	04/01/26	125	123,198
Sr. Unsec’d. Notes, 144A (original cost $ 850,675; purchased 08/02/22 - 08/22/22)(f)	5.875	04/01/29	980	960,310
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(aa)	6.750	01/15/30	2,425	2,179,922
Sr. Sec’d. Notes, 144A	4.625	01/15/29	550	506,534
Foundation Building Materials, Inc.,
Gtd. Notes, 144A(aa)	6.000	03/01/29	1,150	1,010,540
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	900	770,764
Gtd. Notes, 144A	3.875	10/01/31	575	474,601
LBM Acquisition LLC,
Gtd. Notes, 144A(aa)	6.250	01/15/29	1,550	1,408,216
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	1,875	1,695,082
Sr. Unsec’d. Notes, 144A	8.250	08/01/31	720	738,468
Park River Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/29	1,725	1,412,089
Sr. Unsec’d. Notes, 144A	6.750	08/01/29	200	170,324
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	175	161,250
Gtd. Notes, 144A	7.500	10/15/27	675	680,148
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.625	12/01/25	1,975	1,954,406

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 107

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

SRS Distribution, Inc.,
Gtd. Notes, 144A(aa)	6.000%	12/01/29	1,075	$1,006,200
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	610	606,001
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	1,275	1,145,910
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	1,400	1,269,786
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	950	929,404

				25,700,103

Software 1.0%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	1,643	1,554,407
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	600	601,133
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	1,425	1,330,513
Sr. Sec’d. Notes, 144A	3.875	07/01/28	1,075	990,775

				4,476,828

Telecommunications 4.2%

Altice France SA (France),
Sr. Sec’d. Notes, 144A(aa)	8.125	02/01/27	1,855	1,650,950
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.750	10/01/26	650	635,674
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $210,619; purchased 11/14/23)^(f)	0.000	12/31/30	188	210,619
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $58; purchased 11/14/23)^(f)	0.000	12/31/30	585	1
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $1,746; purchased 11/14/23)^(f)	0.000	12/31/30	1	1,746
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $3;purchased 11/14/23)^(f)	0.000	12/31/30	35	—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 1.500% (original cost $1,297,663; purchased 01/30/24 - 01/31/24)(f)	9.000%	05/25/27	1,405	$1,324,650
Digicel MidCo Ltd./DIFL US II LLC (Jamaica),
Sr. Unsec’d. Notes, PIK 10.500% (original cost $729,618; purchased 01/30/24)(f)	10.500	11/25/28	1,130	746,146
Frontier Communications Holdings LLC,
Sr. Sec’d. Notes, 144A	5.000	05/01/28	1,575	1,453,733
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	1,095	1,075,837
Sr. Sec’d. Notes, 144A	7.000	10/15/28	375	370,312
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A	6.500	03/15/30	2,015	1,900,246
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $400,000; purchased 01/11/21)(f)	3.750	07/15/29	400	210,000
Gtd. Notes, 144A (original cost $1,452,425; purchased 02/10/22 - 04/05/22)(f)	4.250	07/01/28	1,555	870,800
Gtd. Notes, 144A (original cost $312,129; purchased 02/10/23)(f)	4.625	09/15/27	400	246,000
Sr. Sec’d. Notes, 144A (original cost $73,688;purchased 11/07/23)(f)	3.400	03/01/27	75	73,687
Sr. Sec’d. Notes, 144A (original cost $674,388; purchased 03/31/23 - 11/03/23)(f)	10.500	05/15/30	703	700,622
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	700	756,841
Gtd. Notes	8.750	03/15/32	706	867,300
Sprint LLC,
Gtd. Notes	7.125	06/15/24	250	251,122
Gtd. Notes(aa)	7.625	02/15/25	2,725	2,769,912
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,200	3,103,818

				19,220,016

Transportation 0.5%

GN Bondco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,500	1,479,504

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 109

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)

RXO, Inc.,
Gtd. Notes, 144A	7.500%	11/15/27	325	$335,666
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	150	153,634
Gtd. Notes, 144A	7.125	02/01/32	345	351,886

				2,320,690

TOTAL CORPORATE BONDS (cost $530,368,359)				488,239,908

FLOATING RATE AND OTHER LOANS 4.3%

Airlines 0.3%

United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%	9.201(c)	04/21/28	1,196	1,195,680

Auto Parts & Equipment 0.1%

Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	10.219(c)	11/17/28	499	450,113

Chemicals 0.3%

Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.750%	10.163(c)	06/28/28	449	421,121
Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%	15.314(c)	12/31/25	268	265,955
Term Loan, 3 Month SOFR + 10.000%	15.326(c)	10/12/28	674	668,653

				1,355,729

Computers 0.5%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.203(c)	03/01/29	1,351	1,334,390
NCR Atleos, LLC,
Term B Loan, 1 Month SOFR + 4.850%	10.173(c)	03/27/29	1,100	1,098,282

				2,432,672

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Electric 0.0%

Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%	10.867%(c)	07/20/26		220	$209,347

Housewares 0.2%

SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%	9.447(c)	10/06/28		997	886,295

Insurance 0.4%

Acrisure LLC,
2021-1 Additional Term Loan, 3 Month LIBOR + 3.750%	9.400(c)	02/15/27		471	470,205
Term Loan B 2020, 3 Month LIBOR + 3.500%	9.150(c)	02/15/27		298	295,873
Asurion LLC,
New B-04 Term Loan, 1 Month SOFR + 5.364%	10.697(c)	01/20/29		1,080	1,021,613

					1,787,691

Investment Companies 0.2%

Hurricane CleanCo Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 6.250%	6.250(c)	10/31/29	EUR	750	923,291

Media 0.8%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.833(c)	01/18/28		1,485	1,447,875
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26		1,315	1,243,477
Second Lien Term Loan	8.175	08/24/26		3,201	208,735
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.697(c)	09/25/26		583	470,099
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.697(c)	03/15/26		432	430,960

					3,801,146

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 111

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Mining 0.4%

Rain Carbon GmbH (Germany),
2023 Replacement Term Loan, 3 Month EURIBOR + 5.000%^	8.994%(c)	10/31/28	EUR	1,943	$2,089,756

Retail 0.3%

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.197(c)	03/06/28		1,188	1,184,446

Software 0.3%

Boxer Parent Co., Inc.,
2028 Extended Dollar Term Loan, 1 Month SOFR + 4.250%	9.583(c)	12/29/28		220	219,879
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.696(c)	07/14/28		1,096	1,015,723

					1,235,602

Telecommunications 0.5%

Digicel International Finance Ltd. (Jamaica),
Term Loan, 3 Month SOFR + 6.750%	12.063(c)	05/29/27		177	163,142
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%^	7.197(c)	03/01/27		885	849,600
Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%	7.697(c)	03/15/27		30	20,569
Term Loan	— (p)	06/01/28		73	65,558
MLN US HoldCo LLC,
3L Term B Loan, 3 Month SOFR + 9.250%	14.660(c)	10/18/27		4	400
Initial Term Loan, 3 Month SOFR + 6.540%	11.850(c)	10/18/27		25	13,867
Initial Term Loan (Second Out (First Lien Roll-Up)), 3 Month SOFR + 6.800%	12.110(c)	10/18/27		57	8,541

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 3 Month SOFR + 4.262%	9.610%(c)	10/02/28	1,951	$885,863
Initial Term Loan- Second Lien, 3 Month SOFR + 7.262%	12.610(c)	10/01/29	1,055	215,616

				2,223,156

TOTAL FLOATING RATE AND OTHER LOANS (cost $21,941,057)				19,774,924

			Shares

COMMON STOCKS 2.4%

Chemicals 1.1%

Cornerstone Chemical Co.*^			43,850	833,150

TPC Group, Inc.*^			67,793	1,898,204

Venator Materials PLC (original cost $4,596,226; purchased 03/08/19 - 10/19/23)*(f)			2,297	2,213,652

				4,945,006

Electric Utilities 0.1%

GenOn Energy Holdings, Inc. (Class A Stock)*^			9,187	392,745

Keycon Power Holdings LLC (original cost $722,836; purchased 01/17/19 - 11/21/19)*^(f)			2,600	121,394

				514,139

Gas Utilities 0.3%

Ferrellgas Partners LP (Class B Stock) (original cost $2,052,750; purchased 05/06/15 - 09/19/19)(f)			7,475	1,228,863

Hotels, Restaurants & Leisure 0.1%

CEC Entertainment, Inc.*			22,321	401,778

Oil, Gas & Consumable Fuels 0.3%

Chesapeake Energy Corp.			16,047	1,237,384

Heritage Power LLC*^			30,465	385,078

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 113

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Heritage Power LLC*^	1,340	$16,938

Heritage Power LLC*^	35,061	17,530

		1,656,930

Wireless Telecommunication Services 0.5%

Digicel International Finance Ltd. (Jamaica) (original cost $336,101; purchased 01/29/24 - 01/30/24)*(f)	276,054	496,897
Intelsat Emergence SA (Luxembourg)*	59,619	1,643,278

		2,140,175

TOTAL COMMON STOCKS (cost $10,970,771)		10,886,891

PREFERRED STOCKS 0.8%

Electronic Equipment, Instruments & Components 0.6%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $2,635,000; purchased 03/29/21 - 07/08/22)^(f)	2,625	2,625,000

Wireless Telecommunication Services 0.2%

Digicel International Finance Ltd. (Jamaica) (original cost $776,270; purchased 01/26/24 - 01/29/24)*^(f)	89,273	892,730

TOTAL PREFERRED STOCKS (cost $3,347,520)		3,517,730

TOTAL LONG-TERM INVESTMENTS (cost $599,649,187)		555,854,445

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Shares	Value

SHORT-TERM INVESTMENT 4.0%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 5.560%) (cost $18,468,801)(wb)	18,468,801	$18,468,801

TOTAL INVESTMENTS 124.3% (cost $618,117,988)		574,323,246
Liabilities in excess of other assets(z) (24.3)%		(112,186,329)

NET ASSETS 100.0%		$462,136,917

See the Glossary for a list of the abbreviation(s) used in the semiannual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $11,106,002 and 2.4% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $160,047,636 segregated as collateral for amount of $120,000,000 borrowed and outstanding as of January 31, 2024.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2024.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $26,176,459. The aggregate value of $14,074,294 is 3.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at January 31, 2024:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
152	2 Year U.S. Treasury Notes	Mar. 2024	$31,259,750	$202,897
294	5 Year U.S. Treasury Notes	Mar. 2024	31,866,845	669,968

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 115

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Futures contracts outstanding at January 31, 2024 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
178	10 Year U.S. Treasury Notes	Mar. 2024	$19,994,407	$492,526
19	20 Year U.S. Treasury Bonds	Mar. 2024	2,324,531	25,470
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	646,094	11,498

				$1,402,359

Forward foreign currency exchange contracts outstanding at January 31, 2024:

Purchase Contracts	Counterparty		Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/02/24	BNYM	EUR	1,965	$2,130,133	$2,123,628	$—	$(6,505)

Sale Contracts	Counterparty		Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/02/24	BNYM	EUR	1,965	$2,155,521	$2,123,628	$31,893	$—
Expiring 03/04/24	BNYM	EUR	1,965	2,132,778	2,126,540	6,238	—
Expiring 03/04/24	HSBC	EUR	468	509,157	506,647	2,510	—

				$4,797,456	$4,756,815	40,641	—

						$40,641	$(6,505)

Credit default swap agreements outstanding at January 31, 2024:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2024	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	23,760	$(412,059)	$(483,854)	$(71,795)

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Credit default swap agreements outstanding at January 31, 2024 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at January 31, 2024(4)	Value at Trade Date	Value at January 31, 2024	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	32,729	3.607%	$890,130	$2,012,172	$1,122,042

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 117

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Total return swap agreements outstanding at January 31, 2024:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 5.320%	MSI	03/20/24	10,525	$588,143	$—	$588,143
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 5.320%	BARC	06/20/24	4,000	(11,239)	—	(11,239)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.320%	GSI	06/20/24	(5,254)	(164,898)	—	(164,898)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.320%	MSI	09/20/24	(5,380)	(172,919)	—	(172,919)

					$239,087	$—	$239,087

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$588,143	$(349,056)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$2,669,000	$—
JPS	1,332,000	—

Total	$4,001,000	$—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$33,434,992	$—
Corporate Bonds	—	487,256,031	983,877
Floating Rate and Other Loans	—	16,835,568	2,939,356
Common Stocks	1,237,384	5,984,468	3,665,039
Preferred Stocks	—	—	3,517,730
Short-Term Investment
Affiliated Mutual Fund	18,468,801	—	—

Total	$19,706,185	$543,511,059	$11,106,002

Other Financial Instruments*
Assets
Futures Contracts	$1,402,359	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	40,641	—
Centrally Cleared Credit Default Swap Agreement	—	1,122,042	—
OTC Total Return Swap Agreement	—	588,143	—

Total	$1,402,359	$1,750,826	$—

Liabilities
OTC Forward Foreign Currency Exchange Contract	$—	$(6,505)	$—
Centrally Cleared Credit Default Swap Agreement	—	(71,795)	—
OTC Total Return Swap Agreements	—	(349,056)	—

Total	$—	$(427,356)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 119

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Preferred Stocks	Rights
Balance as of 07/31/23	$37,281	$1,130,946	$2,851,595	$2,625,000	$71,847
Realized gain (loss)	68,292	337,670	407,627	—	116,751
Change in unrealized appreciation (depreciation)	29	(99,895)	(352,745)	116,460	(71,698)
Purchases/Exchanges/Issuances	987,824	3,022,654	1,166,189	776,270	—
Sales/Paydowns	(72,141)	(1,490,857)	(407,627)	—	(116,900)
Accrued discount/premium	(133)	39,438	—	—	—
Transfers into Level 3*	—	—	—	—	—
Transfers out of Level 3*	(37,275)	(600)	—	—	—

Balance as of 01/31/24	$983,877	$2,939,356	$3,665,039	$3,517,730	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$36	$5,267	$(352,745)	$116,460	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of January 31, 2024	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$212,366	Market	Recovery Value	Recovery Value Unadjusted Purchase
Corporate Bonds	771,511	Market	Transaction Based	Price
Common Stocks	392,745	Market	Discounting	Discount Rate
Common Stocks	833,150	Market	Enterprise Value	Implied Value
Common Stocks	419,546	Market	Implied Value	Implied Value
Common Stocks	121,394	Market	Recovery Value	Implied Equity Value
Preferred Stocks	892,730	Market	Implied Value	Implied Value
Preferred Stocks	2,625,000	Market	Transaction Based	Unadjusted Trade Price

	$6,268,442

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of January 31, 2024, the aggregate value of these securities and/or derivatives was $4,837,560. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2024 were as follows:

Media	8.9%
Oil & Gas	8.6
Collateralized Loan Obligations	7.2
Commercial Services	7.0
Retail	5.9
Home Builders	5.5
Pipelines	5.3
Electric	5.1
Leisure Time	4.7
Telecommunications	4.7
Diversified Financial Services	4.5
Entertainment	4.1
Healthcare-Services	4.1
Chemicals	4.1
Affiliated Mutual Fund	4.0
Aerospace & Defense	2.9
Pharmaceuticals	2.5
Packaging & Containers	2.4
Mining	2.1
Building Materials	2.1
Lodging	2.0
Foods	1.9
Real Estate Investment Trusts (REITs)	1.9
Airlines	1.7
Auto Parts & Equipment	1.5
Auto Manufacturers	1.3
Internet	1.3
Software	1.3
Computers	1.2
Real Estate	1.2
Healthcare-Products	1.0
Housewares	0.9
Iron/Steel	0.8
Banks	0.8

Machinery-Diversified	0.8%
Distribution/Wholesale	0.7
Insurance	0.7
Environmental Control	0.7
Wireless Telecommunication Services	0.7
Electrical Components & Equipment	0.7
Electronic Equipment, Instruments & Components	0.6
Miscellaneous Manufacturing	0.5
Transportation	0.5
Household Products/Wares	0.4
Apparel	0.4
Oil, Gas & Consumable Fuels	0.3
Electronics	0.3
Engineering & Construction	0.3
Gas	0.3
Advertising	0.3
Agriculture	0.3
Gas Utilities	0.3
Coal	0.2
Investment Companies	0.2
Machinery-Construction & Mining	0.2
Office/Business Equipment	0.1
Electric Utilities	0.1
Metal Fabricate/Hardware	0.1
Hotels, Restaurants & Leisure	0.1
Home Furnishings	0.0 *

124.3
Liabilities in excess of other assets	(24.3)

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 121

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2024 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,122,042	*	Due from/to broker-variation margin swaps	$71,795	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	40,641		Unrealized depreciation on OTC forward foreign currency exchange contracts	6,505
Interest rate contracts	Due from/to broker-variation margin futures	1,402,359	*	—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	588,143		Unrealized depreciation on OTC swap agreements	349,056

		$3,153,185			$427,356

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2024 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$1,436,894
Foreign exchange contracts	—	(14,861)	—
Interest rate contracts	(2,413,637)	—	(62,029)

Total	$(2,413,637)	$(14,861)	$1,374,865

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(354,195)
Foreign exchange contracts	—	50,717	—
Interest rate contracts	2,885,480	—	199,157

Total	$2,885,480	$50,717	$(155,038)

For the six months ended January 31, 2024, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$84,059,250
Futures Contracts - Short Positions (1)	517,792
Forward Foreign Currency Exchange Contracts - Purchased (2)	2,724,203
Forward Foreign Currency Exchange Contracts - Sold (2)	5,577,362
Credit Default Swap Agreements - Buy Protection (1)	35,533,333
Credit Default Swap Agreements - Sell Protection (1)	36,346,800
Total Return Swap Agreements (1)	15,314,667

*	Average volume is based on average quarter end balances for the six months ended January 31, 2024.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$—	$(11,239)	$(11,239)	$—	$(11,239)
BNYM	38,131	(6,505)	31,626	—	31,626
GSI	—	(164,898)	(164,898)	—	(164,898)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 123

PGIM High Yield Bond Fund, Inc.

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

HSBC	$2,510	$—	$2,510	$—	$2,510
MSI	588,143	(172,919)	415,224	(349,482)	65,742

	$628,784	$(355,561)	$273,223	$(349,482)	$(76,259)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Assets & Liabilities   (unaudited)

as of January 31, 2024

Assets

Investments at value:
Unaffiliated investments (cost $599,649,187)	$555,854,445
Affiliated investments (cost $18,468,801)	18,468,801
Cash	66,358
Foreign currency, at value (cost $106,807)	105,547
Dividends and interest receivable	8,971,705
Deposit with broker for centrally cleared/exchange-traded derivatives	4,001,000
Receivable for investments sold	708,513
Unrealized appreciation on OTC swap agreements	588,143
Due from broker—variation margin futures	375,581
Unrealized appreciation on OTC forward foreign currency exchange contracts	40,641
Prepaid expenses	2,416

Total Assets	589,183,150

Liabilities

Loan payable	120,000,000
Payable for investments purchased	5,264,256
Interest payable	639,360
Management fee payable	392,511
Unrealized depreciation on OTC swap agreements	349,056
Accrued expenses and other liabilities	204,302
Due to broker—variation margin swaps	116,936
Deferred directors’ fees and directors’ fees payable	57,026
Exchange listing fees payable	16,281
Unrealized depreciation on OTC forward foreign currency exchange contracts	6,505

Total Liabilities	127,046,233

Net Assets	$462,136,917

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	615,644,998
Total distributable earnings (loss)	(153,541,338)

Net assets, January 31, 2024	$462,136,917

Net asset value per share ($462,136,917 ÷ 33,256,724 shares of common stock issued and outstanding)	$13.90

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 125

PGIM High Yield Bond Fund, Inc.

Statement of Operations  (unaudited)

Six Months Ended January 31, 2024

Net Investment Income (Loss)

Income
Interest income	$19,811,125
Affiliated dividend income	481,377
Unaffiliated dividend income	29,147

Total income	20,321,649

Expenses
Management fee	2,305,861
Interest expense	3,972,523
Professional fees	40,854
Shareholders’ reports	39,732
Custodian and accounting fees	29,077
Audit fee	23,176
Exchange listing fees	16,280
Transfer agent’s fees and expenses	10,224
Directors’ fees	5,807
Miscellaneous	19,402

Total expenses	6,462,936

Net investment income (loss)	13,858,713

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(14,663,510)
Futures transactions	(2,413,637)
Forward currency contract transactions	(14,861)
Swap agreement transactions	1,374,865
Foreign currency transactions	(17,466)

(15,734,609)

Net change in unrealized appreciation (depreciation) on:
Investments	23,712,715
Futures	2,885,480
Forward currency contracts	50,717
Swap agreements	(155,038)
Foreign currencies	4,446

26,498,320

Net gain (loss) on investment and foreign currency transactions	10,763,711

Net Increase (Decrease) In Net Assets Resulting From Operations	$24,622,424

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended January 31, 2024	Year Ended July 31, 2023
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$13,858,713	$30,104,649
Net realized gain (loss) on investment and foreign currency transactions	(15,734,609)	(2,196,710)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,498,320	(7,902,488)

Net increase (decrease) in net assets resulting from operations	24,622,424	20,005,451

Dividends and Distributions
Distributions from distributable earnings	(20,951,736)	(36,503,713)
Tax return of capital distributions	—	(5,399,759)

Total dividends and distributions	(20,951,736)	(41,903,472)

Total increase (decrease)	3,670,688	(21,898,021)

Net Assets:

Beginning of period	458,466,229	480,364,250

End of period	$462,136,917	$458,466,229

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 127

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows  (unaudited)

Six Months Ended January 31, 2024

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$24,622,424

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	112,653,992
Purchases of long-term portfolio investments, net of amounts payable	(93,880,033)
Net proceeds (purchases) of short-term portfolio investments	(3,902,787)
Net premiums (paid) received for swap agreements	1,020,670
Amortization of premium and accretion of discount on portfolio investments	(1,472,240)
Net realized (gain) loss on investment transactions	14,663,510
Net realized (gain) loss on futures transactions	2,413,637
Net realized (gain) loss on forward currency contract transactions	14,861
Net realized (gain) loss on swap agreement transactions	(1,374,865)
Net realized (gain) loss on foreign currency transactions	17,466
Net change in unrealized (appreciation) depreciation on investments	(23,712,715)
Net change in unrealized (appreciation) depreciation on futures	(2,885,480)
Net change in unrealized (appreciation) depreciation on forward currency contracts	(50,717)
Net change in unrealized (appreciation) depreciation on swap agreements	155,038
Net change in unrealized (appreciation) depreciation on foreign currencies	(4,446)
(Increase) Decrease In Assets:
Dividends and interest receivable	1,056,810
Prepaid expenses	22,026
Increase (Decrease) In Liabilities:
Interest payable	(42,201)
Management fee payable	(4,506)
Accrued expenses and other liabilities	53,178
Due to broker - variation margin swaps	116,936
Deferred directors’ fees and directors’ fees payable	1,920
Exchange listing fees payable	(16,103)
Dividends payable	(80,274)

Total adjustments	4,763,677

Net cash provided by (used for) operating activities	29,386,101

Effect of exchange rate changes on cash	443,962

Cash Flows Provided By (Used For) Financing Activities:
Decrease in borrowing	(10,000,000)
Cash paid on distributions from distributable earnings	(20,951,736)

Net cash provided by (used for) financing activities	(30,951,736)

Net increase (decrease) in cash and restricted cash, including foreign currency	(1,121,673)

Cash and restricted cash at beginning of period, including foreign currency	5,670,159

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$4,548,486

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$4,014,724

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended January 31, 2024

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

January 31, 2024

Cash	$66,358
Foreign currency, at value	105,547
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	4,001,000
Due from broker-variation margin futures	375,581

Total Cash and Restricted Cash, Including Foreign Currency	$4,548,486

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 129

PGIM High Yield Bond Fund, Inc.

Financial Highlights  (unaudited) (continued)

Six Months Ended January 31, 2024

	Six Months Ended January 31,		Year Ended July 31,		Two Months Ended July 31,		Year Ended May 31,
	2024		2023	2022	2021		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$13.79		$14.44	$17.22	$17.15		$15.05	$16.20	$16.29
Income (loss) from investment operations:
Net investment income (loss)	0.42		0.91	0.96	0.17		1.08	1.13	0.91
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32		(0.30)	(2.48)	0.11		2.28	(1.03)	0.07
Total from investment operations	0.74		0.61	(1.52)	0.28		3.36	0.10	0.98
Less Dividends and Distributions:
Dividends from net investment income	(0.63)		(1.10)	(1.07)	(0.18)		(1.12)	(1.23)	(1.07)
Tax return of capital distributions	-		(0.16)	(0.19)	(0.03)		(0.14)	(0.02)	-
Total dividends and distributions	(0.63)		(1.26)	(1.26)	(0.21)		(1.26)	(1.25)	(1.07)
Net asset value, end of period	$13.90		$13.79	$14.44	$17.22		$17.15	$15.05	$16.20
Market price, end of period	$12.65		$12.42	$13.02	$16.19		$16.18	$13.38	$13.93
Total Return(b):	7.29%		5.60%	(12.48)%	1.35%		31.72%	4.84%	6.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$462,137		$458,466	$480,364	$572,679		$570,258	$500,657	$538,869
Average net assets (000)	$447,571		$457,031	$533,901	$573,494		$545,673	$533,714	$539,282
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	2.87	%(e)	2.45%	1.48%	1.43	%(f)	1.45%	1.96%	2.21%
Expenses before waivers and/or expense reimbursement(d)	2.87	%(e)	2.45%	1.48%	1.43	%(f)	1.45%	1.96%	2.21%
Net investment income (loss)	6.16	%(e)	6.59%	6.01%	5.86	%(f)	6.58%	7.03%	5.58%
Portfolio turnover rate(g)	16%		22%	30%	7%		56%	60%	87%
Asset coverage	485%		453%	500%	416%		400%	378%	399%
Total debt outstanding at period-end (000)	$120,000		$130,000	$120,000	$181,000		$190,000	$180,000	$180,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense of 1.77%, 1.36%, 0.35%, 0.28%, 0.30%, 0.81% and 1.06%, for the six months ended January 31, 2024, years ended July 31, 2023, 2022, two months ended July 31, 2021, years ended May 31, 2021, 2020 and 2019, respectively.

(e)	Annualized.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Financial Highlights  (unaudited) (continued)

Six Months Ended January 31, 2024

(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 131

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 112.8%

ASSET-BACKED SECURITIES 6.6%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR +
1.750% (Cap N/A, Floor 1.750%)	7.064%(c)	07/15/30	3,934	$3,950,338
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR +
1.302% (Cap N/A, Floor 0.000%)	6.619(c)	04/20/31	2,377	2,380,347
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR +
2.220% (Cap N/A, Floor 2.220%)	7.538(c)	10/20/31	3,061	3,069,275
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR +
1.202% (Cap N/A, Floor 0.940%)	6.519(c)	10/21/30	3,896	3,900,887
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month SOFR +
1.292% (Cap N/A, Floor 1.030%)	6.609(c)	04/22/29	1,745	1,745,553
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A, 3 Month SOFR +
2.400% (Cap N/A, Floor 2.400%)	7.718(c)	01/20/35	2,000	2,016,904
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month SOFR +
1.362% (Cap N/A, Floor 1.100%)	6.679(c)	07/20/30	1,465	1,465,005
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1A, 144A, 3 Month SOFR +
1.820% (Cap N/A, Floor 1.820%)	7.134(c)	04/15/31	2,729	2,735,231
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR +
1.372% (Cap N/A, Floor 1.110%)	6.696(c)	04/25/31	1,560	1,560,713
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR +
1.232% (Cap N/A, Floor 0.970%)	6.556(c)	04/25/31	1,605	1,607,415
Series 2015-03A, Class A1R, 144A, 3 Month SOFR +
1.452% (Cap N/A, Floor 1.452%)	6.769(c)	10/20/31	3,809	3,816,489

TOTAL ASSET-BACKED SECURITIES (cost $27,988,343)				28,248,157

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 95.8%

Aerospace & Defense 2.3%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000%	02/15/28	1,375	$1,339,924
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	2,483	2,503,336
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	500	508,750
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	675	673,171
TransDigm, Inc.,
Gtd. Notes(aa)	5.500	11/15/27	2,900	2,826,103
Gtd. Notes	7.500	03/15/27	775	776,180
Sr. Sec’d. Notes, 144A	6.250	03/15/26	1,425	1,417,276

				10,044,740

Airlines 1.7%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	325	330,118
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	3,863	3,823,875
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	335	315,201
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,480	1,428,990
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	1,205	1,018,225
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	540	456,377

				7,372,786

Apparel 0.6%
Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	618	595,318
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	1,797	1,770,601

				2,365,919

Auto Manufacturers 2.0%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	10/01/27	1,075	1,034,342

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 133

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.300%	02/10/25	1,000	$965,233
Sr. Unsec’d. Notes	2.900	02/16/28	1,075	967,375
Sr. Unsec’d. Notes	3.375	11/13/25	975	935,809
Sr. Unsec’d. Notes	3.664	09/08/24	250	246,571
Sr. Unsec’d. Notes	4.125	08/17/27	400	379,945
Sr. Unsec’d. Notes	4.950	05/28/27	200	195,752
Sr. Unsec’d. Notes	5.125	06/16/25	200	198,235
Sr. Unsec’d. Notes	6.800	05/12/28	824	855,406
Sr. Unsec’d. Notes	6.950	03/06/26	350	357,869
Sr. Unsec’d. Notes	7.350	11/04/27	850	893,715
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	650	654,160
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	1.850	09/16/26	575	520,187
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	250	240,194
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	300	303,064

				8,747,857

Auto Parts & Equipment 1.4%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	1,050	1,021,125
Sr. Sec’d. Notes, 144A	7.000	04/15/28	305	310,719
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	60	59,308
Gtd. Notes	6.500	04/01/27	625	623,142
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	2,000	1,952,815
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	2,050	1,791,345
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	375	373,274

				6,131,728

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.7%
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625%	05/01/26	1,000	$995,848
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	250	274,277
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A, MTN	5.017	06/26/24	600	596,611
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	7.250	03/13/28	1,225	1,264,568

				3,131,304

Building Materials 1.8%
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	670	670,317
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	400	392,110
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	435	424,705
Gtd. Notes, 144A	4.875	12/15/27	1,175	1,120,386
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	125	120,937
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,825	1,744,963
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/15/27	3,300	3,205,455

				7,678,873

Chemicals 1.5%
Avient Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	05/15/25	2,474	2,464,952
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A^	15.000	12/06/28	167	167,443
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	665	659,181
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.750	11/15/28	875	928,135
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	41	39,941
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	2,025	1,873,166

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 135

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000%	12/16/27	204	$207,728
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	175	167,328

				6,507,874

Coal 0.2%
Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	13.125	05/01/28	686	661,132

Commercial Services 5.9%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	646	611,166
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26	7,600	7,495,182
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27	797	779,110
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	1,925	1,847,064
AMN Healthcare, Inc.,
Gtd. Notes, 144A(aa)	4.625	10/01/27	1,575	1,501,290
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.750	07/15/27	825	797,067
Gtd. Notes, 144A	5.750	07/15/27	1,625	1,558,592
Brink’s Co. (The),
Gtd. Notes, 144A	5.500	07/15/25	825	821,767
Herc Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.500	07/15/27	2,576	2,529,108
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	550	495,003
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	1,675	1,486,864
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	125	121,985

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750%	08/15/26	5,235	$5,254,143
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	250	261,214

				25,559,555

Computers 0.6%
CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	250	233,438
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	2,100	2,091,056

				2,324,494

Distribution/Wholesale 0.3%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	1,451	1,317,421
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A	6.750	03/15/28	125	128,360

				1,445,781

Diversified Financial Services 3.8%
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	9.750	03/15/29	985	985,820
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	100	101,266
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000	02/15/27	525	540,871
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	450	428,625
Gtd. Notes, 144A	9.250	12/01/28	235	249,687
LD Holdings Group LLC,
Gtd. Notes, 144A(aa)	6.125	04/01/28	1,575	1,283,203
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	1,050	967,630
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.125	03/30/29	200	208,000

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 137

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Macquarie Airfinance Holdings Ltd. (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes, 144A	8.375%	05/01/28	100	$104,625
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	500	475,985
Gtd. Notes, 144A	6.000	01/15/27	1,256	1,236,913
Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	450	409,100
Sr. Unsec’d. Notes	5.000	03/15/27	325	309,865
Sr. Unsec’d. Notes	5.875	10/25/24	200	199,691
Sr. Unsec’d. Notes	6.750	06/25/25	950	956,457
OneMain Finance Corp.,
Gtd. Notes	6.875	03/15/25	1,075	1,080,706
Gtd. Notes(aa)	7.125	03/15/26	4,150	4,205,487
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	1,050	1,035,226
Gtd. Notes, 144A	7.875	12/15/29	200	206,367
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	750	695,353
Gtd. Notes, 144A	3.625	03/01/29	950	846,689

				16,527,566

Electric 2.3%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	900	856,149
Sr. Sec’d. Notes, 144A	5.250	06/01/26	1,066	1,048,759
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	1,000	955,764
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	1,682	1,664,378
Gtd. Notes, 144A	3.875	02/15/32	25	21,334
Gtd. Notes, 144A	5.250	06/15/29	400	383,561
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	3,750	3,632,157
Gtd. Notes, 144A	5.500	09/01/26	1,200	1,188,850
Gtd. Notes, 144A	5.625	02/15/27	300	295,814

				10,046,766

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 1.2%
Energizer Holdings, Inc.,
Gtd. Notes, 144A	6.500%	12/31/27	1,500	$1,494,119
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	2,175	2,186,479
Gtd. Notes, 144A	7.250	06/15/28	1,200	1,232,903

				4,913,501

Electronics 0.4%
Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	1,800	1,824,974

Engineering & Construction 0.0%
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30	75	79,242

Entertainment 3.9%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	5,300	5,325,626
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,450	1,493,530
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	200	182,639
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	1,750	1,731,813
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	1,000	1,005,929
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/27	550	551,210
Sr. Sec’d. Notes, 144A	6.500	02/15/25	1,550	1,550,000
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	225	205,869
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	450	416,856
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	450	430,875
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	4,150	4,009,678

				16,904,025

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 139

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods 1.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250%	03/15/26	587	$558,503
Gtd. Notes, 144A	4.625	01/15/27	2,175	2,110,445
Gtd. Notes, 144A	6.500	02/15/28	75	75,793

B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	04/01/25	1,228	1,205,266
Gtd. Notes	5.250	09/15/27	650	586,151

Post Holdings, Inc.,
Gtd. Notes, 144A	5.625	01/15/28	888	873,436

				5,409,594

Gas 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	825	810,990
Sr. Unsec’d. Notes	5.750	05/20/27	625	598,914
Sr. Unsec’d. Notes	5.875	08/20/26	425	410,913

				1,820,817

Healthcare-Services 3.3%

HCA, Inc.,
Gtd. Notes(aa)	5.875	02/15/26	4,214	4,254,021
Gtd. Notes	7.050	12/01/27	792	836,646

Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	210	196,943

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25	3,833	3,814,908

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	3,175	3,173,622

Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	725	720,782
Sr. Sec’d. Notes	4.250	06/01/29	550	509,846
Sr. Sec’d. Notes	4.625	06/15/28	600	569,013

				14,075,781

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders 6.2%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625%	01/15/28	600	$594,097

Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	3,775	3,682,414

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A(aa)	6.250	09/15/27	3,437	3,333,890

Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	1,000	1,007,301

Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.000	12/15/25	2,920	2,887,150

Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	3.850	05/15/26	2,356	2,237,366

KB Home,
Gtd. Notes	6.875	06/15/27	432	445,452

M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	925	885,456

Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	3,350	3,232,750

Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	695	693,804

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	550	525,161

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	1,280	1,302,507
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	495	503,469

Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	2,296	2,296,107
Gtd. Notes, 144A	6.625	07/15/27	350	346,985

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes	5.875	06/15/24	700	699,782

Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	1,850	1,818,177

				26,491,868

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 141

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.2%

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000%	12/31/27	500	$483,750
Sr. Sec’d. Notes, 144A	5.000	12/31/26	250	241,250

				725,000

Housewares 0.2%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	575	484,096
Gtd. Notes	4.375	02/01/32	125	104,804
Gtd. Notes	4.500	10/15/29	300	266,353

				855,253

Insurance 0.1%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	355	356,099
Sr. Unsec’d. Notes, 144A	10.125	08/01/26	200	208,524

				564,623

Internet 2.5%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	2,120	1,899,263

Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A	3.500	05/01/26	700	671,969

Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	04/15/25	6,150	6,115,905

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	5.250	12/01/27	600	588,888

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/30/27	1,435	1,382,330

				10,658,355

Iron/Steel 1.2%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	200	206,118

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,859	1,880,237

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750%	04/15/30	550	$554,624
Sr. Sec’d. Notes, 144A	6.750	03/15/26	1,750	1,758,039

Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	550	578,875

				4,977,893

Leisure Time 4.5%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	3,525	3,480,937
Sr. Sec’d. Notes, 144A	4.000	08/01/28	1,225	1,131,845

Carnival Holdings Bermuda Ltd.,
Gtd. Notes, 144A	10.375	05/01/28	550	602,213

Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	550	571,013

NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	1,650	1,605,656
Sr. Sec’d. Notes, 144A	5.875	02/15/27	975	958,669
Sr. Sec’d. Notes, 144A	8.125	01/15/29	175	183,094
Sr. Sec’d. Notes, 144A	8.375	02/01/28	725	757,944
Sr. Unsec’d. Notes, 144A	3.625	12/15/24	1,025	1,000,656
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	200	201,250

Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	225	234,443
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	1,025	1,008,344
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	1,275	1,259,411
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	3,375	3,673,215

Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,825	1,762,749
Gtd. Notes, 144A	6.250	05/15/25	500	495,810
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	600	597,750

				19,524,999

Lodging 4.4%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300	02/15/26	1,375	1,273,284

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26	500	477,387

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 143

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

MGM Resorts International,
Gtd. Notes(aa)	4.625%	09/01/26		4,585	$4,453,314
Gtd. Notes	5.750	06/15/25		75	75,079
Gtd. Notes(aa)	6.750	05/01/25		3,162	3,169,193

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	5.875	05/15/25		3,896	3,851,214

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A	5.250	05/15/27		675	659,957

Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		550	531,437
Sr. Unsec’d. Notes, 144A	5.500	10/01/27		3,975	3,725,320
Sr. Unsec’d. Notes, 144A	5.625	08/26/28		600	555,300

					18,771,485

Machinery-Diversified 1.0%

Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC (Canada),
Sr. Sec’d. Notes, 144A	9.000	02/15/29		190	190,000

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28		900	940,161

TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(aa)	5.250	07/15/27		3,175	3,063,875

					4,194,036

Media 10.2%

Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes	2.250	01/15/25	EUR	2,750	2,864,193
Sr. Sec’d. Notes, 144A	5.000	01/15/28		450	402,187

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28		2,885	2,722,566
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27		4,965	4,786,838
Sr. Unsec’d. Notes, 144A	5.375	06/01/29		200	186,033
Sr. Unsec’d. Notes, 144A(aa)	5.500	05/01/26		3,074	3,044,864

CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28		500	430,039
Gtd. Notes, 144A(aa)	5.500	04/15/27		3,520	3,160,508
Sr. Unsec’d. Notes	5.250	06/01/24		715	713,827

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

CSC Holdings LLC, (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	04/01/28	200	$133,613

Directv Financing LLC,
Sr. Sec’d. Notes, 144A	8.875	02/01/30	290	295,840

DISH DBS Corp.,
Gtd. Notes	5.875	11/15/24	1,850	1,720,787
Gtd. Notes	7.750	07/01/26	2,595	1,531,112

DISH Network Corp.,
Sr. Sec’d. Notes, 144A(aa)	11.750	11/15/27	3,690	3,850,202

Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	3,923	3,844,612

Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	2,180	2,112,657

Nexstar Media, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/15/27	3,345	3,253,515

Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26	3,350	2,594,950

Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	1,000	945,904

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000	08/15/28	2,155	2,191,234

Videotron Ltd. (Canada),
Gtd. Notes, 144A(aa)	5.375	06/15/24	3,214	3,204,358

				43,989,839

Mining 2.1%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	200	209,222

Constellium SE,
Gtd. Notes, 144A	5.875	02/15/26	825	814,688

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27	400	355,276
Gtd. Notes, 144A	7.500	04/01/25	279	271,012

Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	350	350,949

Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(aa)	4.500	04/01/26	2,920	2,845,686

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 145

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500%	07/15/27	1,035	$1,025,944

Novelis Corp.,
Gtd. Notes, 144A(aa)	3.250	11/15/26	3,570	3,342,406

				9,215,183

Miscellaneous Manufacturing 0.5%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	1,523	1,501,784

Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	500	520,940

				2,022,724

Office/Business Equipment 0.9%

CDW LLC/CDW Finance Corp.,
Gtd. Notes(aa)	4.125	05/01/25	3,982	3,915,232

Oil & Gas 5.7%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	1,300	1,295,805

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A(aa)	7.000	11/01/26	4,025	4,027,368

Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	1,587	1,686,187

Chesapeake Energy Corp.,
Gtd. Notes, 144A(aa)	5.500	02/01/26	2,936	2,921,618

CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.375	06/15/26	875	873,664
Sr. Sec’d. Notes, 144A	7.000	06/15/25	200	199,793

Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	775	814,953
Gtd. Notes, 144A	8.625	11/01/30	150	160,306

CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	675	677,760

Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.250	05/01/26	200	199,759
Gtd. Notes, 144A	9.250	02/15/28	525	547,774

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500%	10/01/30		150	$153,750

Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		475	472,681

Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		775	756,594

Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27		1,300	1,285,103

Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30		175	181,776

Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		1,150	1,141,064

Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	7.125	01/15/26		479	477,189

Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	900	1,055,304

Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		200	197,443

SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month SOFR + 7.750%	13.135(c)	12/15/28		1,755	1,724,684

Southwestern Energy Co.,
Gtd. Notes	5.375	02/01/29		425	415,774
Gtd. Notes	8.375	09/15/28		1,650	1,717,105

Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	6.000	04/15/27		1,200	1,199,734

Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30		225	229,788

Vital Energy, Inc.,
Gtd. Notes	9.750	10/15/30		75	79,672
Gtd. Notes	10.125	01/15/28		150	157,109

					24,649,757

Packaging & Containers 1.8%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		300	269,250

Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		500	447,605

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 147

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000%	09/15/28	1,700	$1,593,750
LABL, Inc.,
Sr. Sec’d. Notes, 144A	6.750	07/15/26	1,500	1,459,574
Sr. Sec’d. Notes, 144A	9.500	11/01/28	175	174,769
Sr. Unsec’d. Notes, 144A(aa)	10.500	07/15/27	1,400	1,338,770
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26	475	479,837
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	160	159,995
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	575	536,449
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27	150	139,945
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	150	150,719
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A(aa)	12.750	12/31/28	875	937,515

				7,688,178

Pharmaceuticals 1.5%
AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	2,025	1,772,146
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(aa)	8.500	01/31/27	3,409	1,888,325
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	1,000	913,643
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	2,414	1,970,330

				6,544,444

Pipelines 3.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	375	372,150

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Antero Midstream Partners LP/Antero Midstream Finance Corp., (cont’d.)
Gtd. Notes, 144A(aa)	7.875%	05/15/26	2,525	$2,584,772
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	505	505,003
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,475	1,493,717
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	400	411,325
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000	08/01/27	750	754,499
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28	225	237,211
Northriver Midstream Finance LP (Canada),
Sr. Sec’d. Notes, 144A	5.625	02/15/26	375	365,625
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	475	460,934
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	03/01/27	1,384	1,361,190
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	300	299,204
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A	9.500	02/01/29	2,225	2,363,664
Sr. Sec’d. Notes, 144A	9.875	02/01/32	1,175	1,235,176
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.100	02/01/25	2,100	2,047,409

				14,491,879

Real Estate 1.0%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500(cc)	01/15/28	1,658	1,691,492
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	250	266,217
Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	5.375	08/01/28	2,372	2,273,700

				4,231,409

Real Estate Investment Trusts (REITs) 1.6%
Diversified Healthcare Trust, Gtd. Notes	9.750	06/15/25	734	731,064
Sr. Unsec’d. Notes	4.750	02/15/28	50	39,234

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 149

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000%	10/15/27	2,250	$1,706,668

Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	2,750	2,765,201

RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	4.750	10/15/27	650	626,457
Gtd. Notes, 144A	7.250	07/15/28	200	207,210

VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26	901	877,445

				6,953,279

Retail 1.4%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.375	01/15/28	792	754,911
Sr. Sec’d. Notes, 144A	3.875	01/15/28	50	47,062

Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24	525	521,078
Gtd. Notes, 144A	8.250	07/15/30	850	889,376

eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	12.000	11/30/28	1,175	1,238,509

Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $226,012; purchased 08/25/22 - 03/17/23)(f)	5.375	04/01/26	250	246,396

Fertitta Entertainment LLC/Fertitta Entertainment
Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29	200	184,194

LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	1,000	904,044

Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	1,100	1,088,530

Suburban Propane Partners LP/Suburban Energy
Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	225	223,525

				6,097,625

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 0.8%

Microchip Technology, Inc.,
Gtd. Notes(aa)	4.250%	09/01/25	3,630	$3,578,239

Software 2.7%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	880	832,549

Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.125	10/02/25	2,000	2,003,776

Camelot Finance SA,
Sr. Sec’d. Notes, 144A(aa)	4.500	11/01/26	5,720	5,501,290

Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	575	536,874
Sr. Sec’d. Notes, 144A	3.875	07/01/28	500	460,826

SS&C Technologies, Inc.,
Gtd. Notes, 144A(aa)	5.500	09/30/27	2,500	2,453,919

				11,789,234

Telecommunications 5.8%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	1,870	1,664,300

Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A	6.750	10/01/26	600	586,776

Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $10,222; purchased 11/14/23)^(f)	0.000	12/31/30	9	10,222
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $3; purchased 11/14/23)^(f)	0.000	12/31/30	28	—
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $1,746; purchased 11/14/23)^(f)	0.000	12/31/30	1	1,746
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $3; purchased 11/14/23)^(f)	0.000	12/31/30	35	—
Digicel Intermediate Holdings Ltd./Digicel International
Finance Ltd./DIFL US LLC (Jamaica), Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 1.500% (original cost $3,547,246; purchased 01/29/24 - 01/30/24)(f)	9.000	05/25/27	3,841	3,622,315

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 151

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel MidCo Ltd./DIFL US II LLC (Jamaica),
Sr. Unsec’d. Notes, PIK 10.500% (original cost $1,225,666; purchased 01/30/24)(f)	10.500%	11/25/28	1,899	$1,253,431

Frontier Communications Holdings LLC,
Sr. Sec’d. Notes, 144A	5.000	05/01/28	1,000	923,005

Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	1,545	1,517,962

Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $44,250; purchased 11/03/23 - 11/08/23)(f)	4.250	07/01/28	75	42,000
Gtd. Notes, 144A (original cost $1,297,822; purchased 11/07/22 - 02/08/23)(f)	4.625	09/15/27	1,530	940,950
Sr. Sec’d. Notes, 144A (original cost $2,214,688; purchased 09/08/22 - 02/08/23)(f)	3.400	03/01/27	2,550	2,505,375
Sr. Sec’d. Notes, 144A (original cost $94,750; purchased 11/03/23)(f)	10.500	05/15/30	100	99,662

Sprint LLC,
Gtd. Notes	7.625	02/15/25	2,030	2,063,457
Gtd. Notes(aa)	7.625	03/01/26	5,150	5,375,688

Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	550	515,798
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,885	3,768,229

				24,890,916

Transportation 0.5%

RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	275	284,025

XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	75	76,817
Gtd. Notes, 144A	7.125	02/01/32	265	270,289
Sr. Sec’d. Notes, 144A	6.250	06/01/28	1,525	1,526,651

				2,157,782

TOTAL CORPORATE BONDS (cost $421,023,626)				412,553,541

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS 9.6%

Airlines 0.5%

United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%	9.201%(c)	04/21/28	2,081	$2,081,075

Auto Parts & Equipment 0.0%

Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	10.219(c)	11/17/28	140	126,032

Chemicals 0.2%

Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%	15.314(c)	12/31/25	249	246,835
Term Loan, 3 Month SOFR + 10.000%	15.326(c)	10/12/28	625	620,581

				867,416

Commercial Services 0.9%

Cimpress PLC,
Tranche B-1 Term Loan, 1 Month SOFR + 3.614%	8.947(c)	05/17/28	975	970,125

Mavis Tire Express Services TopCo LP,
First Lien Initial Term Loan, 1 Month SOFR + 4.000%	9.470(c)	05/04/28	1,146	1,144,820

Trans Union LLC,
2021 Incremental Term B-6 Loan, 1 Month SOFR + 2.250%	7.701(c)	12/01/28	792	790,863

Verscend Holding Corp.,
New Term Loan B, 1 Month SOFR + 4.114%	9.447(c)	08/27/25	975	974,307

				3,880,115

Computers 0.8%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.203(c)	03/01/29	2,354	2,324,719

NCR Atleos, LLC,
Term B Loan, 1 Month SOFR + 4.850%	10.173(c)	03/27/29	1,275	1,273,008

				3,597,727

Distribution/Wholesale 0.1%

Windsor Holdings III LLC,
Dollar Term B Loan, 3 Month SOFR + 4.500%	9.848(c)	08/01/30	350	349,903

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 153

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Electric 0.1%

Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%	10.867%(c)	07/20/26		279	$264,734

Entertainment 0.4%

Golden Entertainment, Inc.,
Term B-1 Facility Term Loan, 1 Month SOFR + 2.850%	8.187(c)	05/28/30		1,547	1,544,054

Healthcare-Products 0.4%

Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month SOFR + 3.114%	8.451(c)	10/23/28		1,779	1,776,200

Insurance 0.4%

Acrisure LLC,
2021-1 Additional Term Loan, 3 Month LIBOR + 3.750%	9.400(c)	02/15/27		347	346,467
Term Loan B 2020, 3 Month LIBOR + 3.500%	9.150(c)	02/15/27		397	394,498

Asurion LLC,
New B-09 Term Loan, 1 Month SOFR + 3.364%	8.697(c)	07/31/27		997	981,148

					1,722,113

Investment Companies 0.2%

Hurricane CleanCo Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 6.250%	6.250(c)	10/31/29	EUR	700	861,739

Media 0.5%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.833(c)	01/18/28		1,718	1,674,733

Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.697(c)	09/25/26		75	60,369

Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.697(c)	03/15/26		397	396,285

					2,131,387

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Mining 0.5%

Rain Carbon GmbH (Germany),
2023 Replacement Term Loan, 3 Month EURIBOR + 5.000%^	8.994%(c)	10/31/28	EUR	1,943	$2,089,756

Packaging & Containers 0.7%

Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month SOFR + 4.262%	9.610(c)	09/15/28		440	438,519
Tranche B-5 Initial Term Loan, 3 Month SOFR + 4.500%	9.848(c)	09/15/28		2,833	2,824,693

					3,263,212

Retail 0.7%

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.197(c)	03/06/28		812	808,957
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.183(c)	12/17/27		995	986,118
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	9.083(c)	10/19/27		1,119	1,117,396

					2,912,471

Software 2.4%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%	8.583(c)	02/15/29		1,625	1,599,128
Boxer Parent Co., Inc.,
2028 Extended Dollar Term Loan, 1 Month SOFR + 4.250%	9.583(c)	12/29/28		4,308	4,309,005
Dun & Bradstreet Corp.,
Incremental Term B-2, 1 Month SOFR + 2.750%	8.087(c)	01/18/29		3,673	3,669,107
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.696(c)	07/14/28		968	896,833

					10,474,073

Telecommunications 0.8%

Digicel International Finance Ltd. (Jamaica),
Term Loan, 3 Month SOFR + 6.750%	12.063(c)	05/29/27		61	55,935

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 155

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%^	7.197%(c)	03/01/27	1,010	$969,600
Lumen Technologies, Inc.,
Term B Loan, 1 Month SOFR + 2.364%	7.697(c)	03/15/27	30	20,570
Term Loan	— (p)	06/01/28	92	82,906
MLN US HoldCo LLC,
3L Term B Loan, 3 Month SOFR + 9.250%	14.660(c)	10/18/27	4	400
Initial Term Loan, 3 Month SOFR + 6.540%	11.850(c)	10/18/27	21	11,734
Initial Term Loan (Second Out (First Lien Roll-Up)), 3 Month SOFR + 6.800%	12.110(c)	10/18/27	48	7,227
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.833(c)	03/02/29	1,284	1,259,211
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 3 Month SOFR + 4.262%	9.610(c)	10/02/28	2,502	1,136,089

				3,543,672

TOTAL FLOATING RATE AND OTHER LOANS (cost $42,572,099)				41,485,679

			Shares

COMMON STOCKS 0.8%

Chemicals 0.7%
Cornerstone Chemical Co.*^			9,517	180,823
TPC Group, Inc.*^			4,927	137,956
Venator Materials PLC (original cost $5,092,913; purchased 03/02/21 - 10/19/23)*(f)			2,671	2,574,082

				2,892,861

Oil, Gas & Consumable Fuels 0.1%
Heritage Power LLC*^			38,525	486,956
Heritage Power LLC*^			1,694	21,412
Heritage Power LLC*^			44,338	22,169

				530,537

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.0%
Digicel International Finance Ltd. (Jamaica) (original cost $62,379; purchased 01/29/24 - 01/30/24)*(f)	51,488	$92,678

TOTAL COMMON STOCKS (cost $5,810,652)		3,516,076

PREFERRED STOCK 0.0%

Wireless Telecommunication Services

Digicel International Finance Ltd. (Jamaica) (original cost $144,110; purchased 01/26/24 - 01/29/24)*^(f) (cost $144,110)	16,579	165,790

TOTAL LONG-TERM INVESTMENTS (cost $497,538,830)		485,969,243

SHORT-TERM INVESTMENT 14.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 5.560%) (cost $62,090,061)(wb)	62,090,061	62,090,061

TOTAL INVESTMENTS 127.2% (cost $559,628,891)		548,059,304
Liabilities in excess of other assets(z) (27.2)%		(117,248,612)

NET ASSETS 100.0%		$430,810,692

See the Glossary for a list of the abbreviation(s) used in the semiannual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,253,873 and 0.9% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $163,891,070 segregated as collateral for amount of $125,000,000 borrowed and outstanding as of January 31, 2024.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2024.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of January 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 157

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $13,961,810. The aggregate value of $11,554,647 is 2.7% of net assets.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at January 31, 2024:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
67	2 Year U.S. Treasury Notes	Mar. 2024	$13,778,969	$8,699
658	5 Year U.S. Treasury Notes	Mar. 2024	71,321,035	1,390,628
13	20 Year U.S. Treasury Bonds	Mar. 2024	1,590,469	59,756
12	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	1,550,625	54,477

				1,513,560

Short Position:
266	10 Year U.S. Treasury Notes	Mar. 2024	29,879,283	(527,642)

				$985,918

Forward foreign currency exchange contracts outstanding at January 31, 2024:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/02/24	BNYM	EUR	5,340	$5,789,094	$5,771,415	$—	$(17,679)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/02/24	BNYM	EUR	5,340	$5,858,092	$5,771,415	$86,677	$—
Expiring 03/04/24	BNYM	EUR	5,340	5,796,282	5,779,330	16,952	—

				$11,654,374	$11,550,745	103,629	—

						$103,629	$(17,679)

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Credit default swap agreements outstanding at January 31, 2024:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at January 31, 2024	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	7,260	$(125,302)	$(147,844)	$(22,542)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at January 31, 2024(4)	Value at Trade Date	Value at January 31, 2024	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	40,442	3.607%	$620,348	$2,486,304	$1,865,956

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 159

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Total return swap agreements outstanding at January 31, 2024:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 5.320%	BNP	03/20/24	10,200	$567,228	$—	$567,228
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 5.320%	JPM	03/20/24	27,500	550,728	—	550,728
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 5.320%	BARC	06/20/24	15,000	(42,145)	—	(42,145)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.320%	MSI	09/20/24	(5,120)	(164,562)	—	(164,562)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.320%	BNP	09/20/24	(3,300)	(83,861)	—	(83,861)

					$827,388	$—	$827,388

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$1,117,956	$(290,568)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$2,959,000	$—
JPS	962,000	—

Total	$3,921,000	$—

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$28,248,157	$—
Corporate Bonds	—	412,374,130	179,411
Floating Rate and Other Loans	—	38,426,323	3,059,356
Common Stocks	—	2,666,760	849,316
Preferred Stock	—	—	165,790
Short-Term Investment
Affiliated Mutual Fund	62,090,061	—	—

Total	$62,090,061	$481,715,370	$4,253,873

Other Financial Instruments*
Assets
Futures Contracts	$1,513,560	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	103,629	—
Centrally Cleared Credit Default Swap Agreement	—	1,865,956	—
OTC Total Return Swap Agreements	—	1,117,956	—

Total	$1,513,560	$3,087,541	$—

Liabilities
Futures Contracts	$(527,642)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(17,679)	—
Centrally Cleared Credit Default Swap Agreement	—	(22,542)	—
OTC Total Return Swap Agreements	—	(290,568)	—

Total	$(527,642)	$(330,789)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 161

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2024 were as follows:

Affiliated Mutual Fund	14.4%
Media	10.7
Commercial Services	6.8
Telecommunications	6.6
Collateralized Loan Obligations	6.6
Home Builders	6.2
Oil & Gas	5.7
Software	5.1
Leisure Time	4.5
Lodging	4.4
Entertainment	4.3
Diversified Financial Services	3.8
Pipelines	3.4
Healthcare-Services	3.3
Mining	2.6
Packaging & Containers	2.5
Internet	2.5
Electric	2.4
Chemicals	2.4
Aerospace & Defense	2.3
Airlines	2.2
Retail	2.1
Auto Manufacturers	2.0
Building Materials	1.8
Real Estate Investment Trusts (REITs)	1.6
Pharmaceuticals	1.5
Auto Parts & Equipment	1.4
Computers	1.4
Foods	1.3
Iron/Steel	1.2

Electrical Components & Equipment	1.2%
Real Estate	1.0
Machinery-Diversified	1.0
Office/Business Equipment	0.9
Semiconductors	0.8
Banks	0.7
Apparel	0.6
Insurance	0.5
Transportation	0.5
Miscellaneous Manufacturing	0.5
Electronics	0.4
Gas	0.4
Distribution/Wholesale	0.4
Healthcare-Products	0.4
Investment Companies	0.2
Housewares	0.2
Household Products/Wares	0.2
Coal	0.2
Oil, Gas & Consumable Fuels	0.1
Wireless Telecommunication Services	0.0 *
Engineering & Construction	0.0 *

127.2
Liabilities in excess of other assets	(27.2)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2024 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,865,956	*	Due from/to broker-variation margin swaps	$22,542	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	103,629		Unrealized depreciation on OTC forward foreign currency exchange contracts	17,679
Interest rate contracts	Due from/to broker-variation margin futures	1,513,560	*	Due from/to broker-variation margin futures	527,642	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,117,956		Unrealized depreciation on OTC swap agreements	290,568

		$4,601,101			$858,431

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended January 31, 2024 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$2,400,279
Foreign exchange contracts	—	(42,499)	—
Interest rate contracts	(2,061,886)	—	(92,167)

Total	$(2,061,886)	$(42,499)	$2,308,112

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$131,794

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 163

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$99,199	$—
Interest rate contracts	2,165,902	—	789,991

Total	$2,165,902	$99,199	$921,785

For the six months ended January 31, 2024, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$86,221,306
Futures Contracts - Short Positions (1)	18,002,418
Forward Foreign Currency Exchange Contracts - Purchased (2)	3,682,353
Forward Foreign Currency Exchange Contracts - Sold (2)	7,529,536
Credit Default Swap Agreements - Buy Protection (1)	14,153,333
Credit Default Swap Agreements - Sell Protection (1)	47,453,167
Total Return Swap Agreements (1)	25,946,000

*	Average volume is based on average quarter end balances for the six months ended January 31, 2024.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(42,145)	$(42,145)	$—	$(42,145)
BNP	567,228	(83,861)	483,367	(483,367)	—
BNYM	103,629	(17,679)	85,950	—	85,950
JPM	550,728	—	550,728	(550,728)	—
MSI	—	(164,562)	(164,562)	—	(164,562)

	$1,221,585	$(308,247)	$913,338	$(1,034,095)	$(120,757)

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments  (unaudited) (continued)

as of January 31, 2024

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 165

PGIM Short Duration High Yield Opportunities Fund

Statement of Assets & Liabilities  (unaudited)

as of January 31, 2024

Assets
Investments at value:
Unaffiliated investments (cost $497,538,830)	$485,969,243
Affiliated investments (cost $62,090,061)	62,090,061
Cash	245,011
Foreign currency, at value (cost $192,686)	190,223
Dividends and interest receivable	7,157,484
Deposit with broker for centrally cleared/exchange-traded derivatives	3,921,000
Unrealized appreciation on OTC swap agreements	1,117,956
Receivable for investments sold	570,791
Due from broker—variation margin futures	209,910
Unrealized appreciation on OTC forward foreign currency exchange contracts	103,629
Prepaid expenses	2,243

Total Assets	561,577,551

Liabilities

Loan payable	125,000,000
Payable for investments purchased	4,028,220
Interest payable	665,999
Management fee payable	469,279
Unrealized depreciation on OTC swap agreements	290,568
Due to broker—variation margin swaps	157,820
Accrued expenses and other liabilities	119,919
Unrealized depreciation on OTC forward foreign currency exchange contracts	17,679
Exchange listing fees payable	16,805
Trustees’ fees payable	570

Total Liabilities	130,766,859

Net Assets	$430,810,692

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	482,839,222
Total distributable earnings (loss)	(52,053,203)

Net assets, January 31, 2024	$430,810,692

Net asset value and redemption price per share ($430,810,692 ÷ 24,673,056 common shares issued and outstanding)	$17.46

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Operations  (unaudited)

Six Months Ended January 31, 2024

Net Investment Income (Loss)
Income
Interest income	$16,393,987
Affiliated dividend income	1,226,787

Total income	17,620,774

Expenses
Management fee	2,740,819
Interest expense	3,950,451
Professional fees	46,799
Shareholders’ reports	34,933
Audit fee	23,444
Custodian and accounting fees	23,240
Exchange listing fees	13,591
Transfer agent’s fees and expenses	8,309
Trustees’ fees	5,337
Miscellaneous	20,521

Total expenses	6,867,444

Net investment income (loss)	10,753,330

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(9,363,704)
Futures transactions	(2,061,886)
Forward currency contract transactions	(42,499)
Swap agreement transactions	2,308,112
Foreign currency transactions	22,261

(9,137,716)

Net change in unrealized appreciation (depreciation) on:
Investments	16,587,328
Futures	2,165,902
Forward currency contracts	99,199
Swap agreements	921,785
Foreign currencies	610
Unfunded loan commitment	6,144

19,780,968

Net gain (loss) on investment and foreign currency transactions	10,643,252

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,396,582

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 167

PGIM Short Duration High Yield Opportunities Fund

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended January 31, 2024	Year Ended July 31, 2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$10,753,330	$19,363,246
Net realized gain (loss) on investment and foreign currency transactions	(9,137,716)	(2,412,486)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,780,968	9,321,774

Net increase (decrease) in net assets resulting from operations	21,396,582	26,272,534

Dividends and Distributions
Distributions from distributable earnings	(15,988,140)	(27,273,240)
Tax return of capital distributions	—	(4,703,041)

Total dividends and distributions	(15,988,140)	(31,976,281)

Total increase (decrease)	5,408,442	(5,703,747)

Net Assets:

Beginning of period	425,402,250	431,105,997

End of period	$430,810,692	$425,402,250

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows  (unaudited)

Six Months Ended January 31, 2024

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$21,396,582

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	131,222,484
Purchases of long-term portfolio investments, net of amounts payable	(98,065,561)
Net proceeds (purchases) of short-term portfolio investments	(35,518,763)
Net premiums (paid) received for swap agreements	2,439,906
Amortization of premium and accretion of discount on portfolio investments	591,010
Net realized (gain) loss on investment transactions	9,363,704
Net realized (gain) loss on futures transactions	2,061,886
Net realized (gain) loss on forward currency contract transactions	42,499
Net realized (gain) loss on swap agreement transactions	(2,308,112)
Net realized (gain) loss on foreign currency transactions	(22,261)
Net change in unrealized (appreciation) depreciation on investments	(16,587,328)
Net change in unrealized (appreciation) depreciation on futures	(2,165,902)
Net change in unrealized (appreciation) depreciation on forward currency contracts	(99,199)
Net change in unrealized (appreciation) depreciation on swap agreements	(921,785)
Net change in unrealized (appreciation) depreciation on foreign currencies	(610)
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	(6,144)
(Increase) Decrease In Assets:
Dividends and interest receivable	863,837
Prepaid expenses	114,970
Increase (Decrease) In Liabilities:
Interest payable	10,651
Management fee payable	4,266
Due to broker - variation margin swaps	156,723
Accrued expenses and other liabilities	(22,469)
Exchange listing fees payable	(10,434)
Trustees’ fees payable	(183)
Dividends payable	(121,556)

Total adjustments	(8,978,371)

Net cash provided by (used for) operating activities	12,418,211

Effect of exchange rate changes on cash	84,388

Cash Flows Provided By (Used For) Financing Activities:
Cash paid on distributions from distributable earnings	(15,988,140)

Net cash provided by (used for) financing activities	(15,988,140)

Net increase (decrease) in cash and restricted cash, including foreign currency	(3,485,541)

Cash and restricted cash at beginning of period, including foreign currency	8,051,685

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$4,566,144

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$3,939,800

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 169

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended January 31, 2024

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

January 31, 2024
Cash	$245,011
Foreign currency, at value	190,223
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	3,921,000
Due from broker-variation margin futures	209,910

Total Cash and Restricted Cash, Including Foreign Currency	$4,566,144

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Financial Highlights (unaudited)

Six Months Ended January 31, 2024

	Six Months Ended January 31, 2024		Year Ended July 31,		November 25, 2020(a) through July 31, 2021
			2023	2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.24		$17.47	$19.90	$20.00
Income (loss) from investment operations:
Net investment income (loss)	0.44		0.78	0.70	0.42
Net realized and unrealized gain (loss) on investment	0.43		0.29	(1.83)	0.24
Total from investment operations	0.87		1.07	(1.13)	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.65)		(1.11)	(1.09)	(0.73)
Tax return of capital distributions	-		(0.19)	(0.21)	(0.03)
Total dividends and distributions	(0.65)		(1.30)	(1.30)	(0.76)
Net asset value, end of period	$17.46		$17.24	$17.47	$19.90
Market price, end of period	$15.09		$15.27	$15.59	$19.50
Total Return(c):	3.22%		6.75%	(13.84)%	1.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$430,811		$425,402	$431,106	$491,089
Average net assets (000)	$420,185		$419,758	$465,574	$489,610
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	3.25	%(f)	2.71%	1.75%	1.50	%(g)
Expenses before waivers and/or expense reimbursement(e)	3.25	%(f)	2.71%	1.75%	1.50	%(g)
Net investment income (loss)	5.09	%(f)	4.61%	3.69%	3.09	%(g)
Portfolio turnover rate(h)	18%		27%	32%	45%
Asset coverage	445%		440%	445%	419%
Total debt outstanding at period-end (000)	$125,000		$125,000	$125,000	$154,000

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 1.87%, 1.36%, 0.37% and 0.20%, for the six months ended January 31, 2024, years ended July 31, 2023, 2022 and period ended July 31, 2021, respectively. Includes tax expense of 0.01% for the period ended July 31, 2021.

(f)	Annualized.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 171

Notes to Financial Statements (unaudited)

1.	Organization

PGIM Global High Yield Fund, Inc. (“Global High Yield” or “GHY”), PGIM High Yield Bond Fund, Inc. (“High Yield Bond” or “ISD”) and PGIM Short Duration High Yield Opportunities Fund (“Short Duration High Yield Opportunities” or “SDHY”) (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified, closed-end management investment companies. Global High Yield and High Yield Bond were organized as Maryland corporations on July 23, 2012 and November 14, 2011, respectively. Short Duration High Yield Opportunities was organized as a Maryland statutory trust on May 18, 2020.

The Funds have the following investment objective(s):

Fund	Investment Objective(s)
Global High Yield	Provide a high level of current income.
High Yield Bond	Provide a high level of current income.
Short Duration High Yield Opportunities	Provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. Global High Yield and High Yield Bond Board of Directors and Short Duration High Yield Opportunities Board of Trustees (collectively, the “Board Members”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) Pursuant to the Board Member’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business

PGIM Fixed Income Closed-End Funds 173

Notes to Financial Statements (unaudited) (continued)

days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board Members. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange

PGIM Fixed Income Closed-End Funds 175

Notes to Financial Statements (unaudited) (continued)

rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Funds are subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Funds entered into total return swaps to manage its exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

PGIM Fixed Income Closed-End Funds 177

Notes to Financial Statements (unaudited) (continued)

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Master Netting Arrangements: The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Funds. A master netting arrangement between the Funds and the counterparty permits the Funds to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Each Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: Certain Funds held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Funds until exercised, sold or expired. Rights are valued at fair value in accordance with the Board Members approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Fixed Income Closed-End Funds 179

Notes to Financial Statements (unaudited) (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders (for purposes of this report the shareholders of SDHY and the stockholders of ISD and GHY are referred to as “shareholders”). Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. The Global High Yield paid approximately $269,000 of Federal excise taxes attributable to calendar year 2022 in March 2023. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds intend to make a level dividend distribution each month to the holders of common stock of ISD and GHY, and to the holders of common shares of beneficial interest (“common shares”) of SDHY (sometimes collectively referred to herein as “shares”). The level dividend rate may be modified by the Board Members from time to time, and will be based upon the past and projected performance and expenses of the Funds. The Funds intend to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Funds an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock/common shares more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Funds intend to rely on this exemptive order. The Board Members may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Each Fund has a management agreement with PGIM Investments. Pursuant to these agreements, PGIM Investments has responsibility for all investment advisory services,, supervises the subadviser’s performance of such services and renders administrative services. With respect to ISD and GHY, PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited. With respect to SDHY, PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”).

The management fee paid to the Manager is accrued daily and payable monthly, using the average daily value of the Fund’s investable assets at the respective annual rates specified below. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Fund	Management Fee

Global High Yield	0.85%

High Yield Bond	0.80

Short Duration High Yield Opportunities	1.00

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on

PGIM Fixed Income Closed-End Funds 181

Notes to Financial Statements (unaudited) (continued)

investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board Members approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended January 31, 2024, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended January 31, 2024, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Global High Yield	$136,602,433	$130,997,184
High Yield Bond	86,067,425	99,723,180
Short Duration High Yield Opportunities	88,210,410	118,760,315

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the reporting period ended January 31, 2024, is presented as follows:

Global High Yield

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments -Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.560%)(1)(wb)
$1,527,176	$88,922,650	$89,294,962	$—	$—	$1,154,864	1,154,864	$217,100

High Yield Bond

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments -Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.560%)(1)(wb)
$14,566,014	$73,582,798	$69,680,011	$—	$—	$18,468,801	18,468,801	$481,377

Short Duration High Yield Opportunities

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 5.560%)(1)(wb)
$26,571,298	$91,381,023	$55,862,260	$—	$—	$62,090,061	62,090,061	$1,226,787

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Tax Information

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of January 31, 2024 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Global High Yield	$745,144,966	$17,877,771	$(94,723,328)	$(76,845,557)
High Yield Bond	619,137,587	14,065,521	(56,154,033)	(42,088,512)
Short Duration High Yield Opportunities	559,760,530	9,867,697	(17,826,253)	(7,958,556)

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
Global High Yield	$130,093,000	$—
High Yield Bond	82,770,000	—
Short Duration High Yield Opportunities	13,079,000	—

PGIM Fixed Income Closed-End Funds 183

Notes to Financial Statements (unaudited) (continued)

The Funds indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (July 31, 2024).

Fund	Qualified Late-Year Losses	Post-October Capital Losses
Global High Yield	$6,382,000	$—
High Yield Bond	298,000	—
Short Duration High Yield Opportunities	220,000	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

Global High Yield and High Yield Bond have 1 billion shares of $0.001 par value common stock authorized. Short Duration High Yield Opportunities has authorized an unlimited amount of common shares of beneficial interest with $0.001 par value per share. As of January 31, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Global High Yield	14,104	0.03%
High Yield Bond	14,211	0.04
Short Duration High Yield Opportunities	6,249	0.03

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Global High Yield	—	—%
High Yield Bond	—	—
Short Duration High Yield Opportunities	—	—
Unaffiliated:
Global High Yield	6	60.1
High Yield Bond	7	68.5
Short Duration High Yield Opportunities	6	74.1

For the reporting period ended January 31, 2024, the Funds did not issue any shares of common stock/common shares in connection with the Funds’ dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

Each Fund has entered into a committed credit facility agreement (the “Credit Facility”). Global High Yield has entered into a credit facility agreement with BNP Paribas Prime Brokerage, Inc.; High Yield Bond and Short Duration High Yield Opportunities have entered into credit facility agreements with The Bank of Nova Scotia (collectively, the “Financial Institutions”) pursuant to which Global High Yield, High Yield Bond and Short Duration High Yield Opportunities may borrow up to a maximum commitment amount of $300 million, $240 million and $250 million, respectively. The Funds will pay interest in the amount of 0.85% plus the daily Secured Overnight Financing Rate (“SOFR”) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest expense. The Funds’ obligations under the Credit Facility are secured by the assets of the Funds segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Funds with portfolio leverage and to meet its general cash flow requirements. If the Funds fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Funds may be required to repay immediately, in part or in full, the loan balance outstanding.

The following Funds utilized the credit facility during the reporting period ended January 31, 2024. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at January 31, 2024
Global High Yield	$145,543,478	6.17%	184	$150,000,000	$145,000,000
High Yield Bond	125,706,522	6.18	184	130,000,000	120,000,000
Short Duration High Yield Opportunities	125,000,000	6.18	184	125,000,000	125,000,000

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institutions to re-hypothecate, a portion of the portfolio securities segregated by the Funds as collateral. The Funds continue to receive interest on re-hypothecated securities. The Funds also have the right under the agreement to recall the re-hypothecated securities from the Financial Institutions on demand. If the Financial Institutions fail to deliver the recalled security in a timely manner, the Funds will be compensated by the Financial Institutions for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institutions, the Funds, upon notice to the Financial Institutions, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Funds will receive a portion of the fees earned by the Financial Institutions in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. For the reporting period ended January 31,

PGIM Fixed Income Closed-End Funds 185

Notes to Financial Statements (unaudited) (continued)

2024, there were no re-hypothecated securities.

9.	Risks of Investing in the Funds

The following is a summary description of principal risks of investing in the Funds. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

PGIM Fixed Income Closed-End Funds 187

Notes to Financial Statements (unaudited) (continued)

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the

Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be

PGIM Fixed Income Closed-End Funds 189

Notes to Financial Statements (unaudited) (continued)

sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the

PGIM Fixed Income Closed-End Funds 191

Notes to Financial Statements (unaudited) (continued)

Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short-or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Subsequent Event

Dividends to shareholders: On February 29, 2024, Global High Yield and High Yield Bond declared monthly dividends of $0.105 per share and Short Duration High Yield Opportunities declared monthly dividends of $0.108 per share payable on March 28, 2024, April 30, 2024 and May 31, 2024, respectively, to shareholders of record on March 15, 2024, April 12, 2024 and May 10, 2024, respectively. The ex-dates are March 14, 2024, April 11, 2024 and May 9, 2024, respectively.

PGIM Fixed Income Closed-End Funds 193

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a common shareholder of SDHY, or a holder of common stock of ISD or GHY (collectively referred to herein as “common shareholders”) elects to receive cash by contacting Computershare Trust Company, N.A, (the “Plan Administrator”), all dividends declared on common shares of SDHY and common stock of ISD and GHY (collectively referred to herein as “Common Shares”) will be automatically reinvested by the Plan Administrator pursuant to the Funds’ Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. The common shareholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date. Otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Shares are registered. Whenever the Funds declare a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus per share fees (as defined below) is equal to or greater than the NAV per Common Share (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date, provided that, if the NAV per Common Share is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value per Common Share plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in

Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator for Common Shares may exceed the NAV per Common Share, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in shares of Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the

PGIM Fixed Income Closed-End Funds 195

Other Information (unaudited) (continued)

Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her Common Shares, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to Common Shares issued directly by the Funds. However, each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to the fees described in the preceding paragraph.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Funds upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

The Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006, by calling (toll-free) (800) 451-6788, or through the Plan Administrator’s website www.computershare.com/investor.

PGIM Fixed Income Closed-End Funds 197

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice, except for Assurance IQ, and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

•	Name
•	Address, email address, telephone number, and other contact information
•	Employment and occupation, demographic, income, and financial information
•	Social Security Number
•	Transaction history
•	Medical information for insurance applications
•	Consumer reports from consumer reporting agencies
•	Participant information from organizations that purchase products or services from us for the benefit of their members or employees
•	Video and audio recordings, and biometric data
•	Information gathered from your internet or network activity

Using Your Information

We use your personal information for various business purposes, including:

•	Normal everyday business purposes, such as providing services to you and administrating your account or policy
•	Business research and analysis
•	Data analytics, modeling (such as predictive modeling), and the deployment of automated tools
•	Marketing products and services of Prudential and other companies that may interest you
•	Detecting and preventing identity theft, fraud, or misuse of your accounts
•	As required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies in which you may be interested. Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that company. We will not share your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

We may also share consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	Visit us online at: https://www.prudential.com/links/privacy-center.
•	Call us at: 1-877-248-4019

If, after 2016, you told us not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

Please note that you are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC; PGIM Wadhwani, LLP

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2024

D6021

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 43078 Providence, RI 02940-3078	Computershare 150 Royall Street Suite 101 Canton, MA 02021	(800) 451-6788 ∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors or Trustees (as applicable) of each Fund has delegated to the Fund’s subadviser(s) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS/TRUSTEES Ellen S. Alberding (GHY and ISD)● Kevin J. Bannon ● Scott E. Benjamin ● Barry H. Evans ● Keith F. Hartstein ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ●
Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ●
Melissa Gonzalez, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant
Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway,
Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER(S)	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited (SDHY only)	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	P.O. Box 43078 Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS/TRUSTEES

Shareholders can communicate directly with the Board of Directors or Trustees (as applicable) by writing to the Chair of the Board, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Directors or Trustees (as applicable), 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director/Trustee by writing to that Director/Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Funds have also included the certifications of the Funds’ Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Funds’ Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares at market prices.

PGIM FIXED INCOME CLOSED-END FUNDS

Fund	NYSE	CUSIP

PGIM Global High Yield Fund, Inc.	GHY	69346J106

PGIM High Yield Bond Fund, Inc.	ISD	69346H100

PGIM Short Duration High Yield Opportunities Fund	SDHY	69355J104

PICE1000E2

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Not required, as this is not an annual filing.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as

Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as

Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Global High Yield Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	March 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	March 18, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	March 18, 2024